SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3

TO

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

NFINITI INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

NFINITI INC.

80 W. Liberty Street, Suite 880

Reno, Nevada 89501

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about  May ___, 2025 to the holders of record as of the close of business on  May ___, 2025, of the common stock of NFiniTi inc., a Nevada corporation (“NFiniTi”).

The Board of Directors of NFiniTi and 1 stockholder holding an aggregate of 330,000,000 shares of common stock issued and outstanding as of February 20, 2025, have approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the stockholders to the following actions:

(1)	The approval of a 1-for-500 reverse stock split of the issued and outstanding shares of our common Stock; and

(2)	The approval of an Amendment to our Articles of Incorporation to change the name our company to Artisan Beverages, Inc.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and NFiniTi’s Articles of Incorporation and Bylaws to approve the actions.  Accordingly, the actions will not be submitted to the other stockholders of NFiniTi for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

NFiniTi will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. NFiniTi will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of NFiniTi’s common stock.

NFiniTi will only deliver one Information Statement to multiple security holders sharing an address unless NFiniTi has received contrary instructions from one or more of the security holders. Upon written or oral request, NFiniTi will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  NFiniTi inc., 80 W. Liberty Street, Suite 880, Reno, Nevada 89501, Attn: Brian Johnston, Chief Executive Officer.  Mr. Johnston may also be reached by telephone at (778) 372-9794.

2

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to NFiniTi’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of NFiniTi’s outstanding capital stock is required to effect the action described herein.  NFiniTi’s Articles of Incorporation, as amended, does not authorize cumulative voting.  As of the record date, NFiniTi had 450,000,000 shares of common stock issued and outstanding.  The voting power representing not less than 225,000,001 shares of common stock is required to pass any stockholder resolutions.  The consenting stockholder is the record and beneficial owner of 330,000,000 shares of common stock, which represents approximately 73.3% of the issued and outstanding shares of NFiniTi’s common stock.  Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated February 20, 2025.   No consideration was paid for the consent.  The consenting stockholders’ names, affiliation with NFiniTi, and their beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage
Summit Consumer Products Inc.	Greater than 10% holder of common stock	330,000,000 shares of common stock	73.3% (common stock)

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On February 10, 2025, NFiniTi entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among NFiniTi, Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common shares of Artisan Beverages. The holders of the common stock of Artisan Beverages consisted of one stockholder, Summit Consumer Products Inc., a British Columbia corporation (“Summit Consumer Products”). Summit Consumer Products has 106 stockholders.  The agreements and transactions pursuant to the Share Exchange Agreement were consummated on February 13, 2025.

Under the terms and conditions of the Share Exchange Agreement, the Company offered and sold 15,788,578,500 shares of common stock in consideration for all the issued and outstanding shares in Artisan Beverages.  Prior to consummation of the Share Exchange Agreement, Summit Consumer Products, was Artisan Beverages’s sole stockholder, then being the beneficial holder of 100 shares of common stock, or 100%, of the issued and outstanding shares of Artisan Beverages.  The offer and sale of the 15,788,578,500 shares issued to Artisan Beverages under the Share Exchange Agreement represented 99.2% of the issued and outstanding shares of common stock of the Company.  Summit Consumer Products has 106 shareholders, six of whom are now beneficial holders of 5% or more of the issued and outstanding common stock of the Company.

Immediately prior to consummation of the Share Exchange Agreement, NFiniTi’s Articles of Incorporation authorized only 450,000,000 shares of common stock, and 120,000,000 shares of common stock were already issued and outstanding, leaving 330,000,000 shares authorized to issue to Summit Consumer Products, which is an insufficient number of share of common stock to complete the issuance of all 15,788,578,500 shares of common stock in consideration for all the issued and outstanding shares in Artisan Beverages.  The balance of shares of common stock outstanding and due to be issued to Summit Consumer Products under the Share Exchange Agreement is 15,458,578,500 (330,000,000 shares have already been issued).

Giving effect the 1-for-500 reverse stock split disclosed in this Information Statement on Schedule 14C, as amended, under the terms and conditions of the Share Exchange Agreement, NFiniTi will issue 30,917,157 shares to Summit Consumer Products (instead of 15,458,578,500).

The following table sets forth, as of February 28, 2025, certain information regarding the ownership of the Company’s capital stock by each director and executive officer of the Company, each person who is known to the Company to be a beneficial owner of more than 5% of any class of the Company’s voting stock, and by all officers and directors of the Company as a group.  Unless otherwise indicated below, to the Company’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of February 28, 2025 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 450,000,000 shares of common stock issued and outstanding on a fully diluted basis, as of February 28, 2025.

Title of Class	Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Summit Consumer Products Inc.	15,788,578,500 (6)	100.0%
Common Stock	Brian Johnston (3)(5)	5,139,732,000	32.3%
Common Stock	Michael Watler (5)	3,250,000,000	20.4%
Common Stock	Travis Winczura (5)	1,535,845,000	9.6%
Common Stock	Leah Murjiru (5)	1,419,036,000	8.9%
Common Stock	Greg Darroch (5)	909,375,000	5.7%
Common Stock	Laurie Darroch (5)	909,375,000	5.7%
Common Stock	Neville Joanes (4)(5)	112,500	*
All directors and executive officers as a group (1 person)		5,139,844,500	32.3%

(1)	As of February 10, 2025, we had 450,000,000 shares of common stock outstanding.
(2)	Unless otherwise noted, the address of each person listed is c/o NFiniTi inc., 80 W. Liberty Street, Suite 880, Reno, Nevada 89501
(3)

Appointed President, Secretary, Treasurer and director on February 7, 2025. 3,312,500,000 shares beneficially held by Verano Contracting Ltd., a British Columbia corporation, and 1,827,232,000 shares beneficially held by Tactical Funds Ltd., a British Columbia corporation. 1,535,845,000.

(4)	Appointed director on February 7, 2025.
(5)	Shares held directly by Summit Consumer Products, Inc., and reflect stockholder’s percentage ownership in Summit Consumer Products, Inc.
(6)

330,00,000 shares issued and 15,458,578,500 shares outstanding and due to be issued under the Share Exchange Agreement.  Giving effect the 1-for-500 reverse stock split disclosed in this Information Statement on Schedule 14C, as amended, under the terms and conditions of the Share Exchange Agreement, NFiniTi will issue 30,917,157 shares to Summit Consumer Products (instead of 15,458,578,500).

*Less than 1%

3

EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for the fiscal years ended December 31, 2024 and 2023:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Brian	2024	0	0	0	0	0	0	0	0
Johnston (1)	2023	0	0	0	0	0	0	0	0

Neville	2024	0	0	0	0	0	0	0	0
Joanes (2)	2023	0	0	0	0	0	0	0	0

Michael	2024	0	0	0	0	0	0	0	0
Noble (3)	2023	0	0	0	0	0	0	0	0

___________

(1)	Appointed President and Chief Executive Officer, Secretary, Treasurer and a Director on February 10, 2025.
(2)	Appointed Director on February 10, 2025.
(3)	Appointed President and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on October 30, 2020; resigned from all such positions on February 10, 2025.

Employment Agreements

We have no employment agreement with any person.

Stock Option Grants

The following table sets forth stock option grants and compensation for the fiscal year ended December 31, 2024:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Brian Johnston (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Neville Joanes (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Michael Noble (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

___________

(1)	Appointed President and Chief Executive Officer, Secretary, Treasurer and a Director on February 10, 2025.
(2)	Appointed Director on February 10, 2025.
(3)	Appointed President and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on October 30, 2020; resigned from all such positions on February 10, 2025.

4

Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended December 31, 2024.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of the end of the fiscal period ended December 31, 2024, provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation for the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Brian Johnston (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Neville Joanes (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Michael Noble (3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

______________

(1)	Appointed President and Chief Executive Officer, Secretary, Treasurer and a Director on February 10, 2025.
(2)	Appointed Director on February 10, 2025.
(3)	Appointed President and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on October 30, 2020; resigned from all such positions on February 10, 2025.

Securities Authorized for Issuance under Equity Compensation Plans

NFiniTi has no equity compensation plans

5

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of NFiniTi which may result in a change in control of NFiniTi

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

I. ONE-FOR-FIVE HUNDRED REVERSE STOCK SPLIT

On February 20, 2025 the Board of Directors and the consenting stockholder adopted and approved a resolution to effect a reverse stock split of all issued and outstanding shares of common stock of NFiniTi, at a ratio one-for-five hundred (1:500) (the “Reverse Stock Split”). Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Reverse Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of NFiniTi, which date we anticipate to be on or about March 31, 2025.

A table illustrating the impact of the Reverse Stock Split and resulting increase in authorized shares is as follows:

	Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Certificate of Incorporation	Number of shares of common stock authorized and reserved for issuance	Number of shares of common stock authorized but unreserved for issuance
Before Reverse Stock Split	450,000,000	450,000,000	-0-	-0-
After Reverse Stock Split	900,000	450,000,000	-0-	-0-

The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Stock Split if the Board of Directors, in its sole discretion, determines that the Reverse Stock Split is no longer in our best interests and that of our stockholders.  The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, business and transactional developments, and our actual and projected financial performance.

The reverse split will not change the number of authorized shares of common stock or the par value of NFiniTi’s common stock.  Except for any changes as a result of the treatment of fractional shares, each stockholder of NFiniTi will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the split.

NFiniTi has no current plans, proposals or arrangements for the issuance of the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split.

6

Purpose

The Board of Directors believed that it was in the best interests of NFiniTi to implement a Reverse Stock Split on the basis that the high number of issued and outstanding shares of common stock of NFiniTi would likely not appeal to brokerage firms and that when trading, the current projected per share price level of our common stock will reduce the effective marketability of our common stock because of the reluctance of many brokerage firms to recommend stock to their clients or to act as market-makers for issuers which have an excessive number of shares of common stock issued and outstanding.

Certain Risks Associated with the Reverse Stock Split

The Reverse Stock Split will have possible anti-takeover effects.

Management of NFiniTi may use the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split to resist a third-party transaction by, for example, diluting stock ownership of persons seeking to obtain control of NFiniTi.

There can be no assurance that the total projected market capitalization of NFiniTi’s common stock after the proposed Reverse Stock Split will be equal to or greater than the total projected market capitalization before the proposed Reverse Stock Split or that the price per share of NFiniTi’s common stock following the Reverse Stock Split will either exceed or remain higher than the current anticipated per share.

There can be no assurance that the market price per new share of NFiniTi common stock (the “New Shares”) after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of old shares of NFiniTi common stock (the “Old Shares”) outstanding before the Reverse Stock Split.

Accordingly, the total market capitalization of NFiniTi’s common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of NFiniTi’s common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split. In many cases, the total market capitalization of a company following a Reverse Stock Split is lower than the total market capitalization before the Reverse Stock Split.

There can be no assurance that the Reverse Stock Split will result in a per share price that will attract investors, and a decline in the market price for NFiniTi’s common stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of a Reverse Stock Split, and the liquidity of NFiniTi’s common stock could be adversely affected following a Reverse Stock Split.

The market price of NFiniTi’s common stock will also be based on NFiniTi’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of NFiniTi’s common stock declines, the percentage decline as an absolute number and as a percentage of NFiniTi’s overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a Reverse Stock Split are lower than they were before the Reverse Stock Split. Furthermore, the liquidity of NFiniTi’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

NFiniTi’s common stock trades as a “penny stock” classification which limits the liquidity for NFiniTi’s common stock.

NFiniTi’s stock is subject to “penny stock” rules as defined in Rule 3a51-1, promulgated pursuant to the Securities Exchange Act of 1934, as amended. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. NFiniTi’s common stock is subject to these penny stock rules. Transaction costs associated with purchases and sales of penny stocks are likely to be higher than those for other securities. Penny stocks generally are equity securities with a price of less than U.S. $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

7

As a result, all brokers or dealers involved in a transaction in which NFiniTi’s shares are sold to any buyer, other than an established customer or “accredited investor,” must make a special written determination.  These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of NFiniTi’s stockholders to sell in the secondary market, through brokers, dealers or otherwise.  NFiniTi also understands that many brokerage firms will discourage their customers from trading in shares falling within the “penny stock” definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares.  An orderly market is not assured or implied as to NFiniTi’s common stock.  Nor are there any assurances as to the existence of market makers or broker/dealers for NFiniTi’s common stock.

Principal Effects of the Reverse Stock Split

In addition to those risk factors noted above, the Reverse Stock Split will have the following effects:

General Corporate Changes  - 10 Old Shares and owned by a stockholder would be exchanged for 1 New Share and the number of shares of NFiniTi’s common stock issued and outstanding will be decreased proportionately based on the Reverse Stock Split.

If approved and effected, the Reverse Stock Split will be effected simultaneously for all of NFiniTi’s issued and outstanding common stock.  While the intent is for the proposed reverse split to affect all of NFiniTi’s stockholders uniformly, the process of rounding up when any of NFiniTi’s stockholders own a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in NFiniTi.

The Reverse Stock Split does not materially affect the proportionate equity interest in NFiniTi of any holder of common stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Fractional Shares – Any fractional shares of common stock resulting from the reverse split will “round up” to the nearest whole number.  No cash will be paid to any holders of fractional interests in NFiniTi.

Authorized Shares – The reverse split will not change the number of authorized shares of common stock of NFiniTi, as stated in NFiniTi’s Articles of Incorporation, as amended.

Accounting Matters – The Reverse Stock Split will not affect the par value of NFiniTi’s common stock.  As a result, as of the effective time of the Reverse Stock Split, the stated capital on NFiniTi’s balance sheet attributable to NFiniTi’s common stock will be increased proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased.  The per share net income or loss and net book value of NFiniTi’s common stock will be restated because there will be a lesser number shares of NFiniTi’s common stock outstanding.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

Upon effectiveness of the Reverse Stock Split, each outstanding share of common stock of NFiniTi will automatically be converted on the effective date at the applicable Reverse Stock Split ratio. It will not be necessary for stockholders of NFiniTi to exchange their existing stock certificates.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the reverse stock split.

8

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split.  It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the Reverse Stock Split.  The aggregate tax basis of the New Shares received in the Reverse Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the Old Shares exchanged therefor.  The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Stock Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

NFiniTi’s view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

II.  AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

On February 20, 2025 the Board of Directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from “NFiniTi inc.” to “Artisan Beverages, Inc.”

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of NFiniTi.  We anticipate the effective date to be on or about April 30, 2025.

9

DESCRIPTION OF BUSINESS

The Company was incorporated on January 23, 2012, under the laws of the State of Nevada, under the name “American Oil and Gas Inc.”  The Company changed its name to “NFiniTi inc.” on December 30, 2021.

Michael Noble has served as Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and a director since October 30, 2020.  On February 10, 2025, Brian Johnston acquired approximately 5,139,732,000, or approximately 32.3%, of the issued and outstanding shares of common stock of the Company on such date.

Effective February 13, 2025, Brian Johnston was appointed as President, Secretary, and Treasurer and a Director of the Company, and Neville Joanes was appointed a director of the Company.   Effective February 13, 2025, Michael Noble resigned his offices as Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer, but remains as a director, with Messrs. Johnston and Joanes.

The Company does not have any current plans, arrangements, discussions or intentions, whether written or oral, to engage in a merger or acquisition with an identified or unidentified company or person to be used as a vehicle for a private company to become a reporting company.

From inception until November 24, 2021, was to locate and lease existing wells for reactivation for the production of oil and gas that we would then sell, through an operator, to oil and gas brokers and gatherers. The plan also included the idea that gas sometimes may be sold directly to the public utility companies.  From November 24, 2021, February 10, 2025, when we completed our reverse acquisition of Artisan Beverages, our business was to pursue other business opportunities to increase shareholder value.

Reverse Acquisition of Artisan Beverages

On February 10, 2025, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common shares of Artisan Beverages. The holders of the common stock of Artisan Beverages consisted of 1 stockholder, Summit Consumer Products Inc., a British Columbia corporation (“Summit Consumer Products”). Summit Consumer Products has 106 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 15,788,578,500 shares of common stock in consideration for all the issued and outstanding shares in Artisan Beverages.  Summit Consumer Products, Artisan Beverages’s sole stockholder, is the beneficial holder of 100 shares of common stock, or 100%, of the issued and outstanding shares of Artisan Beverages.  The issuance of the 15,788,578,500 shares issued to Artisan Beverages under the Share Exchange Agreement represents 99.2% of the issued and outstanding shares of common stock of the Company.  Summit Consumer Products has 106 shareholders, six of whom are now beneficial holders of 5% or more of the issued and outstanding common stock of the Company.

Brian Johnston was the President and Chief Executive Officer of both Artisan Beverages and Summit Consumer Products.

Immediately prior to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston was the beneficial holder of 20,558,928 shares of common stock, or 32.5%, of the issued and outstanding shares of common stock of Artisan Beverages.  Giving effect to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston acquired 5,139,732,000 shares of common stock, or 32.2% beneficial ownership, of the Company, by virtue of his 32.5% beneficial ownership of Summit Consumer Products.  The remaining 105 common shareholders of Summit Consumer Products acquired 10,648,846,500 shares of common stock under the Share Exchange Agreement, by virtue of their aggregate of 67.5% beneficial ownership of Artisan Beverages.

As a result of the closing of the Share Exchange Agreement, Artisan Beverages is now a wholly-owned subsidiary of the Company.

The share exchange transaction with Artisan Beverages was treated as a reverse acquisition, with Artisan Beverages as the acquiror and the Company as the acquired party. Unless the context suggests otherwise, when we refer in this Form 8-K to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of Artisan Beverages.

10

Organization & Subsidiaries

We have one operating subsidiary, Artisan Beverages, Inc., a Delaware corporation.

Overview of Artisan Beverages

Our wholly owned subsidiary, Artisan Beverages was incorporated on June 5, 2023, in the Delaware.

The business of Artisan Beverages is now the principal business of the Company.  Artisan Beverages is a alcoholic beverage company that specializes in producing ready-to-drink cocktails. They hold the exclusive license to manufacture TGI Fridays-branded beverages across the Western Hemisphere.  Our strategy to grow our business is to contact and enter into agreements with manufacturers and distributors in each country where we have a license to sell TGI Friday’s beverages, and then market and sell those beverages in such countries.  Our ability to create, maintain and expand a distribution network and attract additional distributors, retailers and brokers will depend on a number of factors. Some of these factors include (i) the level of demand for our brands and products in a particular distribution area; (ii) our ability to price our products at levels competitive with those of competing products, and (iii) our ability to deliver products in the quantity and at the time ordered by distributors, retailers and brokers.  Part of our growth strategy is to create a system to garner and analyze the information needed to accurately understand these factors.

Business and Products

We plan to  manufacture, through third party facilities, and distribute several brands of alcoholic beverages.  We intend to own some beverage brands while managing other beverage brands.  Artisan Beverages is a alcoholic beverage company that specializes in producing ready-to-drink cocktails. They hold the exclusive license to manufacture TGI Fridays-branded beverages across the Western Hemisphere. Additionally, Artisan owns the Tipsy Tails brand, which features a variety of canned cocktails. The company intends to initiate production in the eastern United States and Mexico, with plans for future expansion into Central America.

Artisan Beverages was originally incorporated in the State of Delaware for the purpose of acquiring the rights under a license agreement with TGI Friday’s Inc. (“TGI Friday’s”) for the right to use the TGI Friday’s brand in connection with manufacturing and selling certain beverages.

Our license agreement with TGI Friday’s, grants us an exclusive license to manufacture, market, distribute and sell TGI Friday’s alcoholic beverages, including ready-to-drink malt and sugar brew alcohol-based beverages packaged for sale in traditional department, mid-tier and specialty stores, direct mail catalogs, mass merchant retail establishments, warehouse clubs, grocery stores, national drug store chains, and convenience stores.

Strategy

Our strategy to grow our business is to contact and enter into agreements with manufacturers and distributors in each country where we have a license to sell TGI Friday’s beverages, and then market and sell those beverages in such countries.  Our ability to create, maintain and expand a distribution network and attract additional distributors, retailers and brokers will depend on a number of factors. Some of these factors include (i) the level of demand for our brands and products in a particular distribution area; (ii) our ability to price our products at levels competitive with those of competing products, and (iii) our ability to deliver products in the quantity and at the time ordered by distributors, retailers and brokers.  Part of our growth strategy is to create a system to garner and analyze the information needed to accurately understand these factors.

Government Regulation and Approvals

We are not aware of any governmental regulations or approvals for any of our products. We do not believe that we are subject to any government regulations relating to the ownership and licensing of our intellectual property.

Employees

As of the date hereof, we have 1 non-employee officer, Brian Johnston, who operates our company.

11

DESCRIPTION OF PROPERTIES

Our executive offices are located at Artisan Beverages principal administrative offices are located at 80 W. Liberty Street, Suite 880, Reno, Nevada 89501, and our telephone number is (778) 372-9794.  We do not own any real estate or other physical properties.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY

AND RELATED STOCKHOLDER MATTERS

Market Information

Our shares of common stock are quoted on the over-the-counter markets, currently on the OTC Pink tier of the OTC Markets Group, Inc. (the “OTC Markets Group”), under the stock symbol “NFTN”.  As of May 1, 2025, the Company had 450,000,000 shares of common stock issued and outstanding.

Holders

As of May 1, 2025, there were approximately 131 holders of record of our common stock. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

We have never declared or paid a cash dividend. Any future decisions regarding dividends will be made by our Board of Directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our Board of Directors has complete discretion on whether to pay dividends. Even if our Board of Directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance.

Penny Stock Regulations

The Commission has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell their common stock in the secondary market.

12

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Forward Looking Statements

This section includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements, which apply only as of the date of this report. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

Results of Operations

We generated no revenue for the three month periods ended January 31, 2025 and 2024.

We incurred operating expenses of $924 and $11,567 for the three-month periods ended January 31, 2025 and 2024, respectively. The operating expenses were comprised of professional fees. The decrease was due to fewer professional fees.

Our net loss for the three months ended January 31, 2024 and 2024 was $924 and $11,567, respectively.

Liquidity and Capital Resources

Our cash balance at January 31, 2025 was $0, with $9,495 in accounts payable, $140,482 in loans payable to shareholders, $643 in loans payable to unrelated parties and $6,744 in loans payable to the Company’s sole officer and director at the time, Michael Noble. If we experience a shortage of funds in the next twelve months, we may utilize additional funds from our officer and director, and our major shareholder, Robert Gelfand, who have agreed to advance funds for operations, however they have no formal commitment, arrangement or legal obligation to advance or loan funds to us.

Net cash used in operating activities was $924 and $(13,108) during the three months ended January 31, 2025 and 2024, respectively.

Net cash used in investing activities was $0 during the three months ended January 31, 2025 and 2024.

Net cash provided by financing activities was $0 and $13,108 during the three months ended January 31, 2025 and 2024, respectively.

13

Plan of Operation

From inception until November 24, 2021, our purpose was to locate and lease existing wells for reactivation for the production of oil and gas that we would then sell, through an operator, to oil and gas brokers and gatherers. The plan also included the idea that gas sometimes may be sold directly to the public utility companies.  From November 24, 2021, February 10, 2025, when we completed our reverse acquisition of Artisan Beverages, our business was to pursue other business opportunities to increase shareholder value.

The business of Artisan Beverages is now the principal business of the Company. Artisan Beverages is an alcoholic beverage company that specializes in producing ready-to-drink cocktails. They hold the exclusive license to manufacture TGI Fridays-branded beverages across the Western Hemisphere. Our strategy to grow our business is to contact and enter into agreements with manufacturers and distributors in each country where we have a license to sell TGI Friday’s beverages and then market and sell those beverages in such countries. Our ability to create, maintain and expand a distribution network and attract additional distributors, retailers and brokers will depend on a number of factors. Some of these factors include (i) the level of demand for our brands and products in a particular distribution area; (ii) our ability to price our products at levels competitive with those of competing products, and (iii) our ability to deliver products in the quantity and at the time ordered by distributors, retailers and brokers. Part of our growth strategy is to create a system to garner and analyze the information needed to accurately understand these factors.

During fiscal 2025, we anticipate spending $25,000 on professional fees, including fees payable for complying with reporting obligations, $5,000 in general administrative costs and $1,500 in working capital. Total expenditures over the next 12 months are therefore expected to be approximately $31,500.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Going Concern

Our auditor has issued a going concern opinion on our October 31, 2024 financial statements. The continuation of the Company is dependent upon the continued financial support from our shareholders, our ability to obtain necessary equity financing to continue operations and the attainment of profitable operations.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no other changes to our independent registered public accountants within the past two fiscal years.

14

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

NFiniTi’s Annual Report on Form 10-K for the year ended December 31, 2024, and filed with the SEC on February 13, 2025; Current Report on Form 8-K filed with the SEC on February 13, 2025; and Quarterly Report on Form 10-Q for the quarter ended January 31, 2025, and filed with the SEC on March 18, 2025, have been incorporated herein by this reference.

NFiniTi undertakes to mail to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding NFiniTi should be addressed to Brian Johnston, Chief Executive Officer, at NFiniTi’s principal executive offices, at:   NFiniTi inc., 80 W. Liberty Street, Suite 880, Reno, Nevada 89501.  Mr. Johnston may also be reached by telephone at (778) 372-9794.

15

APPENDICES

The following documents are appended to this information statement:

Appendix	Description

Appendix A

Share Exchange Agreement, dated February 10, 2025, by and among NFiniTi inc., Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common stock of Artisan Beverages.

Appendix B	License Agreement, dated April 19, 2024, by and between TGI Friday’s Inc, a New York corporation, and Artisan Beverages, Inc., a Delaware corporation.

Appendix C	Consolidated Financial Statements of Artisan Beverages, Inc., a Delaware corporation, for the years ended October 31, 2024 and 2023.

Appendix D	Unaudited Pro Forma Combined Financial Information dated October 31, 2024, of NFiniTi inc. and its Wholly-Owned Subsidiary, Artisan Beverages Company Limited, a Delaware corporation.

16

Appendix A

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT is entered into as of February 10, 2025 (this “Agreement”), by and between Consumer Products Inc., British Columbia corporation (“Summit Consumer Products”) (the “Seller”), and NFiniTi inc., a Nevada corporation (the “Buyer”). Each party to this Agreement is referred to herein as a “Party,” and they are all referred to collectively as “Parties.”

W I T N E S S E T H:

WHEREAS, the Seller owns one hundred (100) shares (the “Shares”) of the common stock, par value $0.001 per share (the “Common Stock”), of Artisan Beverages, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Seller desires to sell the Shares to the Buyer, and the Buyer desires to purchase the Shares from the Seller, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE I

SALE AND PURCHASE OF SHARES

1.1 Incorporation of Recitals; Definitions. The provisions and recitals set forth above are hereby referred to and incorporated herein and made a part of this Agreement by reference.

1.2 Sale and Purchase of Shares. Subject to the terms and conditions of this Agreement, at the Closing, as full consideration for the sale, assignment, transfer and delivery of the Shares by the seller to the Buyer, the Buyer agrees shall issue to the Buyer an aggregate of 15,788,578,500 shares (the “Acquisition Shares”) of common stock of Buyer (the “Purchase Price”). On the Closing Date (as defined below), the Buyer shall surrender the certificate or certificates that immediately prior to the Closing representing the Shares to an exchange agent designated by Buyer in exchange for the Shares. In lieu of issuing the Acquisition Shares directly to Seller, and if so directed by Seller, Buyer shall issue to the shareholders of Seller the Acquisition Shares on a pro rata basis based upon their respective beneficial ownership interest in Summit Consumer Products, as certified by the President of Summit Consumer Products, at the Closing.

1.3 Closing. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on February 13, 2025 (the “Closing Date”). On the Closing Date, the Seller shall deliver to the Buyer: (a) stock certificate(s) evidencing the Shares in negotiable form, duly endorsed in blank, or with stock transfer powers attached thereto (the “Share Certificates”); (b) resignations of the officers and directors of the Company and their written appointment of one or more persons designated by the Buyer as successor officers and directors; and (c) all corporate documents (minutes, resolutions, agreements and contracts), accounting records, financial statements, tax returns, bank accounts, check books, corporate seals, memorandum and articles and amendments, etc. of the Company. On the Closing Date, the Buyer shall deliver the Purchase Price for the purchase of the Shares in accordance with the terms and conditions of this Agreement.

A-1

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLER

Except as set forth under the corresponding section of the disclosure schedules (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof, the Seller hereby represents and warrants to the Buyer that now and as of the Closing:

2.1 Due Organization and Qualification; Subsidiaries; Due Authorization.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any failure to qualify, which when taken together with all other failures to qualify, is not likely to have a material adverse effect on the business of the Company. The Company is not, and has never been, qualified to do business in any other state in the United States.

(b) The Company does not have, and has never had, any subsidiaries and does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c) The Seller is the record and beneficial owner of the Shares and has sole power and authority over the disposition of the Shares. The Shares are free and clear of any liens, claims, encumbrances, and charges. The Shares have not been sold, conveyed, encumbered, hypothecated or otherwise transferred by the Seller except pursuant to this Agreement. The Seller has the legal right to enter into and to consummate the transactions contemplated hereby and otherwise to carry out their obligations hereunder. This Agreement constitutes the valid and binding obligation of the Seller. The execution, delivery and performance by the Seller of this Agreement does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Seller. The Seller is not a party to any agreement, written or oral, creating rights in respect of any of the Shares in any third party or relating to the voting of the Shares. The Seller is not a party to any outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance or sale of any of the Shares, and there are no restrictions of any kind on the transfer of any of the Shares other than (a) restrictions on transfer imposed by the Securities Act of 1933, as amended (the “Securities Act”) and (b) restrictions on transfer imposed by applicable state securities or “blue sky” laws. The Seller acknowledges that the Seller has been advised that the Buyer or others may take various actions including actions which result in the Shares greatly increasing in value and that by executing this agreement, the Seller expressly waives any and all right to participate in any way in any such increase in value of the Shares.

A-2

2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Seller and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or Bylaws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, contract, mortgage, indenture, guarantee, note, lease, instrument, commitment, accommodation, letter of credit, arrangement, understanding, permit or license, whether written or oral, to which a Seller or the Company is a party or by which a Seller or the Company is bound (each, a “Contract”), or any judgment, order or decree, or any federal, state, local, foreign or other statute, law, ordinance, rule or regulation to which a Seller or the Company is subject, (ii) result in the creation of, or give any party the right to create, any mortgage, security interest, lien, charge, easement, lease, sublease, covenant, option, claim, restriction or encumbrance or any other right or adverse interest (each, a “Lien”) upon any of the properties or assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any Contract to which a Seller or the Company is a party or by which the Company’s assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, a Seller or the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3 Capitalization. On the Closing Date, the authorized capital stock of the Company consists of 100 shares of Common Stock, par value $0.001 per share, of which 100 shares are, as of the date hereof, issued and outstanding (“Company Shares”). Disclosure Schedule 2.3 lists each of the stockholders of record, including the name of record, address and number of shares held by such stockholder. All of the Company Shares are duly authorized, validly issued, fully paid and nonassessable, and have not been issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right, or any similar right of stockholders. The Company Shares are not, and the Shares are not and will not be as of the Closing, subject to any preemptive or subscription right. There is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for the Common Stock of the Company, nor has the Company, or any of its agents orally agreed to issue any of the foregoing. There are no declared or accrued unpaid dividends with respect to any shares of the Company’s Common Stock. There are no agreements, written or oral, between the Company and any of its stockholders or among any stockholders relating to the acquisition (including without limitation rights of first refusal or preemptive rights), or disposition, or registration under the Securities Act or voting of the capital stock of the Company. There are no outstanding shares of Common Stock that are subject to vesting. The Company has no capital stock other than the Common Stock authorized, issued or outstanding.

2.4 Financial Matters. Except for its rights under that certain License Agreement, dated April 19, 2024, by and between the Company and TGI Friday’s Inc., a New York corporation (the TGI Friday’s License Agreement”), the Company does not have any (a) assets of any kind or (b) liabilities or obligations of any kind, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under U.S. generally accepted accounting principles, and which are not reflected in the Company Existing Financial Statements.

A-3

2.5 Taxes. The Company has filed all United States federal, state, county, local and foreign, national, provincial and local returns and reports which were required to be filed on or prior to the Closing Date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, “Taxes”), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefor have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. The amount shown on the Company’s most recent balance sheet in the Company Existing Financial Statements as provision for taxes is sufficient in all material respects to pay all accrued and unpaid federal, state, local and foreign taxes for the period then ended and all prior periods. No Tax Return or Tax Return liability of the Company has been audited or, is presently under audit. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Seller, threatened, against the Company for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Company Existing Financial Statements. All such amounts and penalties are set forth in the Company’s most recent balance sheet in the Company Existing Financial Statements.

2.6 Indebtedness; Contracts; No Defaults; Liabilities.

(a) The Company has no covenant, agreement, contract, mortgage, indenture, guarantee, note, lease, instrument, commitment, accommodation, letter of credit, arrangement, understanding, permit or license, whether written or oral, to which the Company is a party.

(b) Neither the Company, nor, to the Seller’ knowledge, any other person or entity, is in breach of, or in default under any Contract to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a breach or default by the Company or, to the knowledge of the Seller, any other person or entity. The Company has not received any notice of default under any Contract to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

(c) Other than the Company Liabilities in the amount of $190,452 disclosed in the Buyer’s audit of the Company, the Company does not have any obligations or liabilities of any nature (matured or unmatured, fixed or contingent).

A-4

2.7 Assets. The Company does not own or lease any real property. The Company does not own or lease any assets or personal property.

2.8 Compliance.

(a) The Company is not conducting its respective business or affairs in violation of any applicable federal, state, local, foreign or other law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

(b) The Company is in compliance with all applicable federal, state, local, foreign and other laws, rules and regulations. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Seller, threatened against the Company, and there are no past or present conditions that the Seller or the Company has reason to believe may give rise to any liability or other obligations of the Company under any circumstances.

2.9 Permits and Licenses. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Seller, threatened against the Company, and there are no past or present conditions that the Seller or the Company has reason to believe may give rise to any liability or other obligations of the Company pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state, local or foreign agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

2.10 Litigation.

(a) There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Seller, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, and there are no past or present conditions that the Seller or the Company has reason to believe may give rise to any liability or other obligations of the Company, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened during the twelve (12) month period preceding the date hereof;

(b) There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or affecting the business of the Company; and

(c) The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

A-5

2.11 Insurance. The Company does not currently maintain any form of insurance.

2.12 Certificate of Incorporation and Bylaws; Minute Books. Copies of the Company’s Certificate of Incorporation and its Bylaws have been provided to the Buyer. Such copies of the Certificate of Incorporation and Bylaws (or similar governing documents) of the Company, and all amendments to each as provided are true, correct and complete. The minute books of the Company as forwarded to the Buyer contain true, correct and complete records of all meetings and consents in lieu of meetings of its Board of Directors of the Company (and any committees thereof), or similar governing bodies, since the time of its organization. The stock books and the stockholder list of the Company as forwarded to the Buyer are true, correct and complete.

2.13 Employee Benefit Plans. The Company does not maintain, nor has the Company maintained in the past, any employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees, officers or consultants of the Company, former employees, officers or consultants of the Company, their beneficiaries and dependents under which such employees, officers or consultants, former employees, officers or consultants, their beneficiaries and dependents are covered through an employment relationship with the Company, any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the “Code”), including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time.

2.14 Patents; Trademarks and Intellectual Property Rights. The Company does not own or possess any patents, trademarks, service marks, trade names, copyrights, mask-works, trade secrets, licenses, information, data, Internet web site(s) or proprietary rights of any nature. The business conducted by the Company has not and will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, mask-works, licenses, trade secrets, processes, data, know-how or other intellectual property rights of any other person or entity. The Company owns the entire right, title and interest in and to, and has the exclusive perpetual royalty-free right to use, the Intellectual Property, free and clear of all Liens.

2.15 Environmental Matters. The Company has never: (i) operated any underground storage tanks at any property that the Company has at any time owned, operated, occupied or leased; or (ii) illegally released any material amount of any substance that has been designated by any Governmental Entity or by applicable federal, state, local, foreign or other law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, asbestos, petroleum, and urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws, but excluding office and janitorial supplies properly and safely maintained. The Company, its business and its assets have been and are in compliance with all federal, state, local, foreign and other environmental laws, rules and regulations.

A-6

2.16 Brokers. Neither the Company nor the Seller has agreed to or incurred any obligation or other liability that could be claimed against the Company, the Seller or the Buyer or any other person for any finder’s fee, brokerage commission or similar payment.

2.17 Affiliate Transactions. No officer, director, employee or other affiliate of the Company (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Company to any liability or obligation from and after the Closing Date.

2.18 Disclosure Schedules. All lists or other statements, information or documents set forth in, or attached to any Disclosure Schedules provided pursuant to this Agreement or delivered hereunder shall be deemed to be representations and warranties by the Company with the same force and effect as if such lists, statements, information and documents were set forth herein. Any list, statement, document or any information set forth in, or attached to any Disclosure Schedules provided pursuant to this Agreement or delivered hereunder shall not be deemed to constitute disclosure for the purposes of any other Disclosure Schedules provided pursuant to this Agreement unless specific cross reference is made and shall survive after the Closing.

2.19 Representations and Warranties. The representations and warranties of the Seller included in this Agreement and any list, statement, document or information set forth in, attached to any Disclosure Schedules and Exhibits provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein not misleading, under the circumstance under which they were made and shall survive after the Closing as set forth herein.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer hereby represents and warrants to the Seller that now and as of the Closing:

3.1 Authority Relative to this Agreement. The Buyer has the requisite power and authority to enter into this Agreement and carry out its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Buyer and constitutes a valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

3.2 Buyer Representation Regarding the Securities. The Buyer understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and the Buyer is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling the Shares or any part thereof, has no present intention of distributing any of the Shares and has no arrangement or understanding with any other persons regarding the distribution of the Shares (this representation and warranty not limiting the Buyer’s right to sell the Shares in compliance with applicable federal and state securities laws).

A-7

3.3 Experience of the Buyer. The Buyer, either alone or together with its representatives, have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Buyer is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

3.4 General Solicitation. The Buyer is not receiving the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.5 Buyer Common Stock. As of February 9, 2025, Issuer has:

(a) authorized capital stock which consists of 450,000,000 shares of common stock, par value $0.001 per share, of which 120,000,000 shares of common stock are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by Issuer; and

(b) no outstanding warrants to purchase shares of common stock; and

The Acquisition Shares, when issued in connection with this Agreement and the other Transactional Agreements, will be duly authorized, validly issued, fully paid and nonassessable. Buyer agrees and covenants to Seller to issue to Seller any Acquisition Shares as promptly as possible after the Closing Date that remain unissued in full payment of the Purchase Price to Seller.

3.6 SEC Documents. The Buyer makes reference to all documents filed by the Company with the United States Securities and Exchange Commission (the “SEC”), as posted on the SEC’s website, www.sec.gov: (collectively, the “SEC Documents”). The SEC Documents constitute all of the documents and reports that the Company was required to file with the SEC pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder by the SEC. The financial statements together with the notes thereto, included in the SEC Documents (all such statements being referred to collectively as the “Company Existing Financial Statements”), have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented. These Company Existing Financial Statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with applicable legal and accounting requirements (including U.S. generally accepted accounting principles) and the Company Existing Financial Statements are consistent with such books and records.

A-8

(a) Since the date of the latest Company Existing Financial Statements, (the “Most Recent Date”), there has been no material adverse change in the condition, financial or otherwise, net worth, prospects or results of operations of the Company. Without limiting the foregoing, since the Most Recent Date:

(i) the Company has not sold, leased, transferred or assigned any of its assets, tangible or intangible, other than in the ordinary course of business;

(ii) the Company has not entered into any Contract;

(iii) no party (including the Company) has accelerated, terminated, modified or canceled any Contract to which the Company is a party or by which the Company or its assets are bound;

(iv) the Company has not made any capital expenditure (or series of related capital expenditures) of whatever nature;

(v) the Company has not made any capital investments in, any loans to, or any acquisitions of the securities or assets of any other person (or a series of related capital investments, loans and acquisitions);

(vi) declared or paid any dividends or made any other distribution to its stockholders whether or not upon or in respect of any shares of its capital stock;

(vii) redeemed or otherwise acquired any shares of its capital stock (except upon the exercise of outstanding options) or any option, warrant or right relating thereto;

(viii) the Company has not issued any notes, bonds or other debt securities, or created, incurred, assumed or guaranteed any Liens, liabilities, obligations or indebtedness for borrowed money or capitalized lease obligation;

(ix) the Company has not canceled, compromised, waived or released any right or claim (or series of related rights and claims) or material indebtedness;

(x) the Company has not made any loans to, or entered into any other transactions with, any of its directors, officers, or employees;

(xi) the Company has not hired any employees or consultants; and

(xii) the Company has not committed to do any of the foregoing.

ARTICLE IV

COVENANTS

4.1 Resignation and Appointment of the Company’s Officers and Directors. Effective as of the Closing Date, (a) the Seller will cause the Company’s officers to resign and be duly replaced by the Buyer’s designees; and (b) the Seller will cause the Company’s directors to resign and be duly replaced by Buyer’s designees. The Seller shall deliver to the Buyer written resignations, effective as of the Closing Date, of the officers and directors of the Company.

A-9

4.2 Cooperation and Exchange of Information with regard to SEC Filings. The Seller shall provide the Buyer with such cooperation and information as the Buyer reasonably may request of the Seller in filing any document with the SEC or the Financial Industry Regulatory Authority, Inc. on behalf of the Company relating to any period occurring on or prior to the Closing Date, including any schedule or attachment thereto, and including any amendment.

4.3 Cooperation and Exchange of Information with regard to Taxes. The Seller shall provide the Buyer with such cooperation and information as the Buyer reasonably may request of the Seller in filing any tax return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof of the Company and in connection with any audit or other proceeding in respect of Taxes of the Company. Such cooperation and information shall include providing copies of relevant tax returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by tax authorities. The Seller shall deliver all tax returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the Company for any taxable period beginning before the Closing Date to the Buyer.

4.4 No Inconsistent Action. Neither the Seller nor the Buyer will take any action which is inconsistent with their respective obligations under this Agreement.

ARTICLE V

DELIVERIES & CONDITIONS

5.1 Items to be delivered to the Buyer at the Closing by the Seller. The Buyer’s obligation to purchase the Shares hereunder is conditioned on the following closing conditions and deliveries:

(a) Delivery by the Seller of the following:

(i) The Company’s Certificate of Incorporation and amendments thereto, Bylaws and amendments thereto;

(ii) All minutes and resolutions of the Board of Directors of the Company and of the stockholders (and meetings of stockholders) in possession of the Company;

(iii) Stockholder list of the Company, listing the names of record, addresses and number of shares held as of the Closing Date, certified by the Company’s transfer agent;

(iv) All books and records of the Company; all financial books, records and statements of the Company, and all Tax Returns, schedules and work papers, records and other documents relating to the Tax matters of the Company;

A-10

(v) A duly executed copy of this Agreement;

(vi) The Disclosure Schedules and Exhibits hereto;

(vii) Letters of resignation from the Company’s current officers and directors to be effective upon the Closing and confirming that they have no claim against the Company in respect of any outstanding remuneration or fees of whatever nature to be effective upon the Closing and after the appointments, with the resignation of the directors to take effect on the Closing Date;

(viii) Executed board resolutions authorizing and approving the actions to be performed by the Company hereunder and appointing designees of the Buyer as members of the Board of Directors or officers of the Company as set forth in Exhibit A;

(ix) A certificate, executed by the Seller as of the Closing Date, certifying (1) to the fulfillment of all of the conditions to the Buyer’s obligations under this Agreement, (2) that each of the representations and warranties of the Seller as set forth in Article 2 of this Agreement is true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date and (3) as to the Certificate of Incorporation and Bylaws of the Company, as in effect on and as of the Closing Date.

(x) The Share Certificates;

(xi) Good standing and existence certificates for the Company from the State of Nevada;

(xii) An instruction letter issued by the Company to the Company’s transfer agent authorizing and instructing the transfer of the Shares from the Seller to the Buyer pursuant to this Agreement and the signed instruments of transfer for the Share Certificates and any other documents or legal opinions by the Company’s legal counsel required for the transfer of the Shares; and

(xiii) Any other document listed in Section 1.3 or reasonably requested by the Buyer that the Buyer deems necessary for the consummation of this transaction.

(b) The Buyer is satisfied with its due diligence investigation of the Company, in its sole discretion;

(c) The Buyer’s designees for the officer and director positions of the Company shall have been duly appointed; and

(d) The representations and warranties set forth in Article 2 of this Agreement shall be true and correct in all material respects.

5.2 Items to be delivered at the Closing by Buyer. The Seller’s obligations to sell the Shares hereunder is conditioned on the following closing conditions and deliveries by the Buyer:

(a) A duly executed copy of this Agreement;

A-11

(b) The Disclosure Schedules and Exhibits hereto;

(c) An authorized officer of the Buyer shall deliver to the Seller at the Closing a certificate certifying that each of the representations and warranties of the Buyer as set forth in Section 3 of this Agreement is true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date;

(d) Any other document reasonably requested by the Seller that he deems necessary for the consummation of this transaction; and

(e) The Purchase Price.

ARTICLE VI

INDEMNIFICATION

6.1 Indemnification.

(a) Obligation of the Seller to Indemnify. The Seller, jointly and severally, shall indemnify, defend and hold harmless the Buyer (and its directors, officers, employees, affiliates, stockholders, debenture holders, agents, attorneys, successors and assigns) from and against all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys’ and consultants’ fees and disbursements) (collectively, “Losses”) based upon, arising out of or otherwise in respect of any (i) inaccuracy in any representation or warranty of the Seller contained in this Agreement or (ii) breach by the Seller of any covenant or agreement contained in this Agreement.

(b) Obligation of the Buyer to Indemnify. The Buyer agrees to indemnify, defend and hold harmless the Seller from and against all Losses based upon, arising out of or otherwise in respect of any (i) inaccuracy in any representation or warranty of the Buyer contained in this Agreement or (ii) breach by the Buyer of any covenant or agreement contained in this Agreement.

(c) Notice and Opportunity to Defend. Promptly after receipt by any person entitled to indemnity under this Agreement (an “Indemnitee”) of notice of any demand, claim or circumstances which, with the lapse of time, would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an “Asserted Liability”) that may result in a Loss, the Indemnitee shall give notice thereof (the “Claims Notice”) to any other party (or parties) who is or may be obligated to provide indemnification pursuant to Section 6.1(a) (the “Indemnifying Party”). The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

A-12

(d) The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within thirty (30) days after the date the Claims Notice is given (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability and all reasonable expenses incurred by the Indemnitee in defending or compromising such Asserted Liability, all amounts required to be paid in connection with any such Asserted Liability pursuant to the determination of any court, governmental or regulatory body or arbitrator, and amounts required to be paid in connection with any compromise or settlement consented to by the Indemnitee, shall be borne by the Indemnifying Party. Except as otherwise provided in the immediately preceding sentence, the Indemnitee may not settle or compromise any claim over the objection of the Indemnifying Party. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in (but the Indemnitee may not control) the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

6.2 Tax Indemnification. The Seller shall indemnify the Company, the Buyer, and each Buyer Indemnitee and hold them harmless from and against (a) any Loss attributable to any breach of or inaccuracy in any representation or warranty made in Section 2.6; (b) any Loss attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in this Section 6.2; (c) all Taxes of the Company or relating to the business of the Company for all pre-Closing Tax periods; and (d) any and all Taxes of any person imposed on the Company arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date. In each of the above cases, together with any out-of-pocket fees and expenses (including attorneys’ and accountants’ fees) incurred in connection therewith. The Seller shall reimburse the Buyer for any Taxes of the Company that are the responsibility of the Seller pursuant this Section 6.2 within ten (10) business days after payment of such Taxes by the Buyer or the Company. In the case of Taxes that are payable with respect to taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any such Taxes that are treated as pre-Closing Taxes for purposes of this Agreement shall be: (a) in the case of Taxes based upon, or related to, income or receipts, deemed equal to the amount which would be payable if the taxable year ended with the Closing Date; and (b) in the case of other Taxes, deemed to be the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period.

ARTICLE VII

MISCELLANEOUS

7.1 Survival of Representations, Warranties and Agreements. All representations, warranties and statements made by a Party in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date. Each of the Parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other Party or any other person other than as specifically set forth herein.

A-13

7.2 Access to Books and Records. During the course of this transaction, the Seller agrees to make available for inspection all Company corporate books, records and assets, and otherwise afford the Buyer and its respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of the Company for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each Party as to the business, financial and legal condition of the Company for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

7.3 Further Assurances. If, at any time after the Closing, the Parties hereby mutually agree that any further deeds, assignments or assurances in law or any other things are necessary, desirable or proper to complete the transactions contemplated hereby in accordance with the terms of this Agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the Parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the Parties are fully authorized to take any and all such action.

7.4 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the Party for whom intended, as follows, or to such other address or facsimile number as may be furnished by that Party by notice in the manner provided herein:

If to the Seller:	Summit Consumer Products Inc.
50 W. Liberty St., Suite 880 Reno, Nevada 89501

If to the Buyer:	NFiniTi inc.
Pampana 18, La Cruz, C.P. 63734 La Cruz de Huanacaxtle Navarit, Mexico

7.5 Entire Agreement. This Agreement, the Disclosure Schedules and Exhibits hereto, and any instruments and agreements to be executed pursuant to this Agreement, set forth the entire understanding of the Parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the Parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any Party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

A-14

7.6 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the Parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by the Seller except with the prior written consent of the Buyer. This Agreement and all of the obligations of the Seller may be assigned by the Buyer without the prior notice to the Seller or written consent of the Seller and upon assignment, all of the rights and obligations of the Buyer shall be the rights and obligations of the Buyer’s designated assignee.

7.7 Amendment and Modification, Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.8 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Nevada that are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

7.9 Consent to Jurisdiction; Services of Process and Venue. WHILE THE PARTIES HAVE AGREED TO ARBITRATION, IF THE PARTIES DO NOT ARBITRATE, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY INSTRUMENT OR AGREEMENT TO BE EXECUTED PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT IN THE STATE COURTS OF THE STATE OF NEVADA IN THE COUNTY OF LOS ANGELES, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE SELLER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING (A) BY SERVING A COPY THEREOF UPON THE AGENT FOR SERVICE OF PROCESS AND (B) MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADDRESS FOR NOTICES AS SET FORTH IN SECTION 7.4, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. THE SELLER AGREES THAT FAILURE BY THE AGENT FOR SERVICE OF PROCESS TO NOTIFY THE SELLER OF ANY PROCESS SHALL NOT INVALIDATE THE PROCEEDINGS CONCERNED. IN THE EVENT THAT THE APPOINTED AGENT FOR SERVICE OF PROCESS CANNOT OR UNWILLING TO SERVE AS AGENT FOR SERVICE OF PROCESS, THE SELLER SHALL APPOINT ANOTHER AGENT FOR SERVICE OF PROCESS SATISFACTORY TO THE BUYER. THE SELLER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS IN ANY MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BUYER TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE SELLER IN ANY OTHER JURISDICTION WHICH THE SELLER SHALL BE FOUND. THE SELLER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE SELLER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE SELLER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER RELATED DOCUMENTS.

A-15

7.10 Attorneys’ Fees. In the event that any dispute between the Parties should result in arbitration or litigation, the prevailing party in such dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorneys’ fees and expenses, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate allowed by law.

7.11 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedules and Exhibits hereto are hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

7.12 Severability. If any term or provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

7.13 Confidentiality; Public Disclosure. Except as otherwise required by law, stock exchange, listing agency or similar body, each of the Parties hereto hereby agrees that the information obtained pursuant to the negotiation and execution of this Agreement shall be treated as confidential and not be disclosed to third parties who are not agents of one of the Parties to this Agreement.

7.14 Notification of Certain Matters. Each Party shall give prompt notice to the other of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate and (ii) any failure of such Party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect any remedies available to the Party receiving such notice. Further, disclosure pursuant to this Section shall not be deemed to amend or supplement the Disclosure Schedules or Exhibits hereto or prevent or cure any misrepresentations, breach of warranty or breach of covenant.

7.15 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

7.16 Counterparts. This Agreement may be executed in counterparts and by facsimile signatures. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof. All such counterparts shall together constitute one and the same instrument.

[Remainder of page left blank intentionally.]

A-16

IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement as of the date first set forth above.

BUYER: NFINITI INC.

By:	/s/ Michael Noble
Name: Michael Noble
Title: President and Chief Executive Officer

SELLER: SUMMIT CONSUMER PRODUCTS INC.

By:	/s/ Brian Johnston
Name: Brian Johnston
Title: President

A-17

Appendix B

LICENSE AGREEMENT

By and between

TGI FRIDAY'S INC.

and

ARTISAN BEVERAGES, INC.

Dated as of April 19, 2024

B-1

LICENSE AGREEMENT

This LICENSE AGREEMENT (this "Agreement") is made and entered into as of the 19th day of April, 2024 (the "Effective Date"), by and between TGI FRIDAY'S INC., a New York (U.S.) corporation ("Friday's") and ARTISAN BEVERAGES, INC., a Delaware corporation located at 2140 South Dupont Highway, Camden, Delaware 19934 ("Licensee").

WHEREAS, Friday's, through its subsidiaries and affiliates, is in the business of owning, operating, and franchising casual dining restaurants and granting licenses for the manufacture and distribution of packaged food, snacks, and beverages for sale at retail locations;

WHEREAS, Licensee is in the business of manufacturing, sales, and distribution of ready-to-drink alcoholic beverages;

WHEREAS, Licensee desires to license from Friday's and Friday's is willing to license to Licensee the right to utilize certain Marks (defined below) for the manufacture, marketing, sale and distribution of Licensed Products (defined below) upon the terms and conditions herein set forth;

NOW, THEREFORE, Friday's and Licensee mutually agree as follows:

1. DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

Advance(s) – N/A

Affiliate – any parent or subsidiary of Friday's.

Annual Operating Plan – a plan which will consist of: (a) category landscape for the Licensed Products; (b) current state of Licensee's business; (c) targeted investment plans for (i) Licensed Product quality improvements, (ii) innovation, (iii) packaging, and (iv) marketing; (d) plans for sales growth by Distribution Channel and account; (e) sales targets for upcoming year; (f) updates on innovation work and plans for future category development, (g) update on mixture of Licensed Products by customer and ACV percentage; (h) investment on promotion and marketing initiatives, and results being achieved; (i) activities underway with key accounts, including without limitation Wal-Mart, Target, Kroger, and Safeway; (j) assortment updates and status on performance and actions to be taken if not performing at desired levels, and (k) long-term strategies for Licensed Products.

Business Days - each calendar day, except Saturday, Sunday and national legal holidays under the laws of the United States and holidays in the state of Texas.

Change of Control - (a) any person or entity becomes the owner, directly or indirectly, of securities of Licensee representing at least thirty percent (30%) of (i) the then-outstanding shares of common stock of Licensee, or (ii) the combined voting power of Licensee's then-outstanding securities; (b) the consummation of a merger or consolidation, or series of related transactions, which results in

CONFIDENTIAL INFORMATION OF FRIDAY'S - 1 -

B-2

the ownership of at least fifty percent (50%) of the securities of Licensee moving to a different person or entity than owned such securities immediately prior thereto; or (c) the sale or disposition of all or substantially all of Licensee's assets (or consummation of any transaction, or series of related transactions, having similar effect).

Confidential Information - the terms of this Agreement and any amendments hereto, and all other information, know-how, and techniques, including Materials, product specifications, suppliers, product sources, customers, computer systems, marketing plans, business plans, trade secrets, proposed trademarks and other proprietary matters and data imparted or made available by either party to the other which is (i) designated as confidential, (ii) known by either party to be considered confidential by the other, or (iii) by its nature inherently or reasonably considered confidential. Notwithstanding the foregoing, Confidential Information shall not include (a) information that the recipient can demonstrate through contemporaneous recorded materials has been independently developed without use of or reference to, directly or indirectly, the Confidential Information of the other party; (b) at the time of disclosure or later, information that is or becomes, generally known other than as a consequence of any breach hereof; (c) information disclosed by a third party, if such third party's disclosure neither violates any obligation of the third party to the disclosing party nor is a consequence of any breach hereof; or (d) information that was known or otherwise available to a party prior to its disclosure under no duty of confidentiality.

Contract Year – The Contract Years of this Agreement shall be defined as follows:

Contract Year 1:	Date of Execution – December 31, 2025
Contract Year 2:	January 1, 2026 – December 31, 2026
Contract Year 3:	January 1, 2027 – December 31, 2027
Contract Year 4:	January 1, 2028 – December 31, 2028
Contract Year 5:	January 1, 2029 – December 31, 2029

Distribution Channels - traditional department, mid-tier and specialty stores, direct mail catalogs, mass merchant retail establishments, warehouse clubs, grocery stores, national drug store chains, and convenience stores. Distribution Channels exclude hotels owned, operated, managed or franchised by Friday's or any Affiliates, corporate offices occupied by Friday's or any Affiliates, and all restaurants, food service or other venues selling prepared foods. Distribution Channels also excludes online, social or mobile sales. Distribution Channels also excludes carnivals, flea market vendors, dollar stores and any other retailers that traditionally service a secondary, over-run, off-price or irregular market.

Earned Royalties - a royalty equal to five percent (5%) of the Net Sales of all Licensed Products. In the event that Friday's approves a closeout sale at a discount of fifty percent (50%) or more off the regular retail price of the Licensed Products, the Earned Royalties shall be equal to the percent of Net Sales as mutually agreed by the parties in connection with Friday's required prior written approval of any such sale.

Friday's - TGI Friday's Inc., the owner of the right to sublicense the Marks and Materials owned by TGI Fridays Franchisor, LLC.

CONFIDENTIAL INFORMATION OF FRIDAY'S - 2 -

B-3

Friday's Brand Guide - any printed or digital assets that Friday's provides to Licensee setting forth certain guidelines for using the Marks. The current version of Friday's Brand Guide is attached as Exhibit F, which may be amended, supplemented or replaced by Friday's from time to time.

Licensed Product(s) – ready-to-drink malt and sugar brew alcohol-based beverages packaged for sale in the Distribution Channels which bear one or more Marks or are packaged, advertised or marketed in conjunction with one or more of the Marks.

Licensed Materials - means the Marks and Materials.

Materials - means any concept, artwork, design, image, styles, advertisement, tag, label, packaging, hang tags, photograph, verbiage, recipe, formula, ingredient combination, flavor profile, storage requirements, name, likeness, copyright, trade dress, trademarks other than the Marks, domain names, or the like to the extent incorporating, in whole or in part, the Marks or used in association with the Licensed Products, created by Friday's, Friday's Affiliates, or Licensee, individually or jointly, or any third party on behalf of either Friday's or Licensee. Materials specifically exclude Licensee's intellectual property created prior to the Effective Date as disclosed to Friday's in writing on Exhibit K or as otherwise agreed by the parties.

Marketing Date – December 15, 2024

Mark(s) - the trademarks, trade names, service marks, slogans, taglines, logos, designs, emblems and indicia of origin or ownership of Friday's or its Affiliates described in Exhibit A or any variation thereof.

Minimum Guarantee - minimum annual guaranteed royalties be paid to Friday's, equal to the following (to be paid in equal amounts quarterly during the Contract Year):

> Contract Year 1: Effective Date – December 31, 2025: U.S. $5,000 Q1 2025, $15,000 quarterly for Q2-Q4 2025.
>
> Contract Year 2: January 1, 2026 - December 31, 2026: U.S. $15,000 quarterly
>
> Contract Year 3: January 1, 2027 - December 31, 2027: U.S. $17,500 quarterly
>
> Contract Year 4: January 1, 2028 - December 31, 2028: U.S. $20,000 quarterly
>
> Contract Year 4: January 1, 2029 - December 31, 2029: U.S. $22,500 quarterly

Net Sales - The total of (a) total actual sales price (whether cash, credit or other consideration) from the sale or transfer of Licensed Products, including service charges added to a customer's bill or invoices, if applicable, and including receipts from orders received or filled by Licensee or elsewhere; (b) all deposits not refunded to purchasers or in excess of the permitted refunds described below; (c) all payments by any concessionaire, licensee or third party for the right to sell or transfer the Licensed Products. Any charge or sale upon installment or credit shall be treated as a sale for the full price in the accounting month during which such charge or sale is made.

CONFIDENTIAL INFORMATION OF FRIDAY'S - 3 -

B-4

The following items may be deducted from the total actual sales price to reach Net Sales, to the extent such items were previously included the total actual sales price: (i) any shipping and freight expenses, (ii) the amount of any bona fide cash or credit refunds made upon any sale where the Licensed Products sold are returned by the purchaser and accepted by Licensee, provided that such refunds do not constitute more than two percent (2%) of Net Sales in any Contract Year; (iii) sales tax or other taxes required to be separately collected by Licensee directly from purchasers and collected, remitted to a taxing authority and accounted for by Licensee; (iv) actual freight charges, without mark-up; and (v) a promotional/trade allowance of up to 5% in actual promotional/trade expenditures by Licensee in support of the Licensed Products, including advertising and promotional expenditures but not including slotting, promotional, advertising or stocking fees paid to retailers or the value of any product as a Premium. Each of the foregoing deductions from total actual sales price to reach Net Sales is permitted only to the extent that Licensee timely provides reasonable documentation of such expenditures to Friday's.

Payment(s) - all payments of funds from Licensee received by Friday's including the payment of the Minimum Guarantee and Earned Royalties and any other payments required to be made to Friday's under this Agreement.

Premiums - means any Licensed Product or portion thereof or other product advertised or distributed in relation to any Licensed Product, that is given away free or sold at less than the usual selling price for the purpose of promotion, fund raising, sales incentive, sweepstakes, contests, combination sales, or for any other purpose, as approved in advance by Friday's.

Term - the period commencing on the Effective Date and continuing until December 31, 2029, unless terminated earlier pursuant to the terms of this Agreement.

Territory - United States and its territories and possessions as geographically constituted on the Effective Date, United States Miliary Bases, Canada, Caribbean (Cayman Islands, Cuba, Dominican Republic, Jamaica, Puerto Rico, Trinidad and Tobago, and Haiti), Mexico, and South America (Argentina, Brazil, Chile, Colombia, Ecuador, Peru, Venezuela, Belize, and Panama); Cruise Ship Lines and Airline trips departing from the United States to aforementioned countries on the Effective Date.

2. LICENSE GRANT

2.1 License Grant. Subject to the terms and conditions of this Agreement, Friday's hereby grants to Licensee the exclusive, limited right, license and privilege to use the Licensed Materials in the Territory in connection with Licensee's manufacture, distribution and sale of the Licensed Products in the Distribution Channels during the Term. Licensee acknowledges, without limitation, that Friday's reserves the right for itself, and its Affiliates and the franchisees and licensees of Friday's or its Affiliates to manufacture, distribute and sell items and goods similar or identical to type or category as the Licensed Products using the Licensed Materials within or outside the Distribution Channels and within or outside the Territory, during the Term.

2.2 Scope of Distribution. Licensee shall not distribute the Licensed Products or sell to exporters or others for resale or reshipment (i) in any channel outside the Distribution Channels, including in extreme value stores such as Aldi, or (ii) in any jurisdiction outside the Territory. In

CONFIDENTIAL INFORMATION OF FRIDAY'S - 4 -

B-5

the event that Licensee becomes aware that any party to whom it has offered to sell or distribute, or sold or distributed, the Licensed Product intends to resell, ship or distribute, or is reselling, diverting, shipping or distributing, the Licensed Product outside the Distribution Channels or the Territory, Licensee shall immediately cease any sales or distribution of such Licensed Product to such party, inform Friday's of such circumstances, and take all reasonably necessary and legally permissible actions to prevent such resale, shipment or distribution outside the Distribution Channels or the Territory, including compliance with instructions by Friday's. Licensee shall not distribute the Licensed Products in any new channels or jurisdictions outside the Distribution Channels or the Territory without Friday's prior written approval. If Licensee seeks to expand the Distribution Channels or the Territory, Licensee may submit its written request to Friday's for its consideration in Friday's sole discretion. From time to time, Friday's may seek and Licensee shall promptly provide to Friday's a record of all channels and jurisdictions in which the Licensed Products are then sold or planned to be sold by Licensee or any of Licensee's exporters or resellers.

2.3 Marketing. Subject to the terms and conditions of this Agreement, Licensee shall be solely responsible for its marketing and promotional activities with respect to the Licensed Products in the Distribution Channels in the Territory and all costs and expenses associated with such activities. Licensee shall commence distribution of each category of Licensed Products in reasonable commercial quantities through all of the Distribution Channels throughout the Territory no later than the Marketing Date. Beginning on the Marketing Date, and continuing throughout the remainder of the Term, Licensee shall diligently and continuously market and distribute the Licensed Products in commercially reasonable quantities throughout all of the Distribution Channels throughout the Territory. Licensee shall maintain at all times the ability to supply, within a commercially reasonable time, the reasonably foreseeable demand for the Licensed Products. Licensee shall not offer, distribute or sell Licensed Products for non-monetary consideration, at reduced prices, or to inventory liquidators, in job lots, closeouts, or remainder sales, in any channel or jurisdiction, except, in each case, with the prior written consent of Friday's.

2.4 Non-Competition. During the Term and for two (2) years thereafter, neither Licensee nor its direct or indirect subsidiaries, parents or affiliates shall engage, by licensing or otherwise, in the manufacture, distribution, sale, marketing or promotion of any product or service of the same general type or class as the Licensed Products that promotes or exploits trademarks, logos, names, likenesses or copyrights related to any other casual theme restaurant offering table service currently or previously operating or existing in the Territory. Without limiting the foregoing, the following restaurants, without limitation, are considered casual theme restaurants operating in the Territory: any Brinker International concept, any Darden Restaurants concept, Applebee's, Ruby Tuesday's or Buffalo Wild Wings.

2.5 No Other Rights. This Agreement grants to Licensee no rights in the Licensed Materials or any other intellectual property of Friday's apart from the limited use rights described herein; and does not grant rights in any other intellectual property to Licensee or to any other party. All rights not specifically licensed to Licensee in this Agreement are expressly reserved to Friday's.

2.6 Third Party Manufacturers.

2.6.1 Subject to the terms and conditions of this Agreement, Licensee has the limited right to use third party manufacturers to manufacture the Licensed Products for Licensee only,

CONFIDENTIAL INFORMATION OF FRIDAY'S - 5 -

B-6

provided that all such manufacturers must be approved in writing by Friday's in advance, and must execute the Subcontractor Agreement in Exhibit B and the Standards of Manufacturing Practices in Exhibit C (together, the "Subcontractor Agreement"). Licensee shall provide to Friday's a fully executed copy of each Subcontractor Agreement promptly upon execution of such agreement and any amendments. Without limitation, Friday's will not approve a proposed third-party manufacturer that is located in China.

2.6.2 Licensee shall be responsible for ensuring that its manufacturers' use of the Licensed Materials, production of the Licensed Products, and any other actions undertaken by the manufacturers satisfy all the requirements and comply with all limitations of this Agreement and the Subcontractor Agreement. Licensee shall assume all responsibility for any action or inaction by such manufacturers relating to use of the Licensed Materials and manufacture of the Licensed Products and shall enforce such obligations against the manufacturers. In the event of a breach or suspected breach of the Subcontractor Agreement or a breach or failure to comply with the limitations of this Agreement by Licensee or a third party manufacturer, Friday's shall have the right at any time to prohibit Licensee from authorizing manufacturers or any manufacturer to use the Licensed Materials, and/or to require Licensee to terminate a Subcontractor Agreement and to take such further steps as Friday's deems reasonably necessary, in its sole discretion, to protect Friday's rights, good will and reputation.

2.7 Renewal Option. At the end of the Term, this Agreement may be extended for up to and additional five (5) years on the same general terms and conditions hereof if the parties so agree. If Licensee wishes to renew, it must deliver a renewal option in writing and pursuant to the notice provisions hereof not less than one hundred twenty (120) days before the expiration of the Term.

3. OWNERSHIP RIGHTS

3.1 Sole Owner. Licensee acknowledges that as between Friday's and Licensee, Friday's or Friday's Affiliates are the sole owners of the Licensed Materials and of the goodwill associated therewith, and that Licensee hereby acquires no right, title, interest or claim of ownership in or to the Licensed Materials, except the license granted herein. Licensee will not represent to the public or any third party that it has any right, title, interest or claim of ownership in the Licensed Materials or in any registration thereof and shall not attempt to register any Licensed Materials alone or as part of another trademark or copyright in any jurisdiction. Licensee will not, during the Term or thereafter, contest Friday's or Friday's Affiliates' ownership of the Licensed Materials or attack the validity or distinctiveness of any Licensed Material. All use of the Licensed Materials and goodwill associated therewith shall inure to the sole benefit of Friday's and its Affiliates.

3.2 Friday's Brand Guide. Licensee shall use the Marks in accordance with the Friday's Brand Guide in Exhibit F and shall observe any additional directions given by Friday's as to representations of the Marks and the use and presentation thereof on the Licensed Products. Upon termination of this Agreement, Licensee shall promptly return all copies in any media of the Friday's Brand Guide to Friday's.

3.3 Registrations. Upon Friday's request, Licensee shall cooperate with Friday's in the execution, filing and prosecution of any trademark, copyright or other applications that Friday's or its Affiliates may desire to file or any other efforts to protect and preserve Friday's and its Affiliates'

CONFIDENTIAL INFORMATION OF FRIDAY'S - 6 -

B-7

rights in the Licensed Materials. Upon Friday's request, Licensee will supply to Friday's samples, containers, labels and similar material showing its uses of Friday's or Friday's Affiliates' rights. Licensee shall not, on the basis of its use of the Licensed Materials, oppose or seek to cancel in any court or government agency in any jurisdiction, including the United States Patent and Trademark Office, any application registration for any mark or copyright filed by Friday's or its Affiliates.

3.4 Notices. Licensee will affix or to cause its authorized manufacturers to affix to both the Licensed Products, Packaging (as defined in Section 4.2), and Advertising Materials (as defined in Section 4.4) such notices as requested by Friday's in relation to Friday's and its Affiliates' rights in the Licensed Materials, including trademark and copyright notice(s) in the name(s) specified by Friday's. Licensee will not affix to the Licensed Products, Packaging, or the Advertising Materials any trademark or copyright notice in its name or the name of any other person, firm, or corporation, except as approved in writing by Friday's. Proper trademark and copyright notices must be permanently affixed to all Licensed Products, Packaging and Advertising Materials and to any portions of Licensed Products, Packaging or Advertising Materials intended to be used separately by the ultimate purchaser or user. Such notice must be sufficient in size, legibility, form, location, and permanency to comply with United States and international trademark and copyright laws and best practices.

3.5 No Encumbrances. Licensee shall not pledge, mortgage or otherwise encumber any of the Licensed Materials or Licensed Products. Licensee shall not use any of the Licensed Materials as part of its corporate or other name, or in any public filings such as a business license. Licensee shall not use any of the Licensed Materials in any domain name, Uniform Resource Locator (URL), or username or handle in any social media platform. Licensee shall not employ the name of Friday's or its Affiliates nor use any of the Marks in signing any contract, application for any license permit, or in any manner that may result in liability of Friday's or its Affiliates for any indebtedness or obligation of Licensee.

3.6 Friday's Modification of Licensed Materials. Licensee acknowledges that from time to time and without any right of notice to or approval by Licensee, Friday's may modify or discontinue the use of any Licensed Materials, in whole or part, including the Marks identified in Exhibit A. Friday's does not represent or warrant that the Licensed Materials will be maintained, used or available to Licensee in any particular fashion during the Term. In the event that Friday's makes any modification to or discontinuance of any Licensed Materials, this Agreement will be subject to any such modifications or discontinuation effective upon written notification from Friday's. Friday's will endeavor to provide Licensee sufficient notice of such modification or discontinuance so that Licensee has a reasonable opportunity to sell Licensed Products or use packaging previously manufactured or in process. Neither Friday's nor its Affiliates shall incur any liability or obligations to Licensee by reason of the foregoing actions.

3.7 Ownership of Materials Created During the Term. In the event that any Materials are created by Licensee or any third party on its behalf during the Term, Licensee shall promptly disclose all such Materials and their sources to Friday's. Such Materials shall be deemed works made for hire within the meaning of the United States Copyright Act and shall be owned in their entirety exclusively by Friday's or Friday's Affiliates. To the extent that any such Materials may not be deemed a work made for hire, Licensee hereby irrevocably assigns to Friday's, without additional consideration, all right, title and interest in and to such Materials, including copyright,

CONFIDENTIAL INFORMATION OF FRIDAY'S - 7 -

B-8

trademark and other proprietary rights, and any goodwill associated therewith, in all media (whether now known or later developed) throughout the world in perpetuity, and will execute as a confirmation of the foregoing assignment at any time upon Friday's request the Artwork Assignment Agreement in Exhibit E. Licensee agrees to execute, or cause to be executed by any of its employees or third parties who participate in the creation of any such Materials, any additional documents requested by Friday's to effectuate and confirm the sole and exclusive ownership by Friday's of all copyrights, trademarks and other proprietary rights in and to such Materials. Licensee irrevocably appoints Friday's as its attorney-in-fact to execute any and all such documents if Licensee fails to return executed copies of such documents to Friday's within five (5) Business Days following Friday's request.

3.8 Confusingly Similar Intellectual Property. Licensee shall not use or authorize use of, during or after the Term, any mark, name, slogan, tagline, logo, design, configuration or other designation that is a variation, derivative or modification of or confusingly similar to or that infringes any rights in the Licensed Materials. Should Licensee, during the Term or anytime thereafter, assert ownership in any such mark, name, slogan, tagline, logo, design, configuration or other designation or any copyright or trademark interest therein, in any jurisdiction, Licensee hereby irrevocably assigns to Friday's or a designated Friday's Affiliate, without additional consideration, all right, title and interest in such variation, derivative or modification, including copyright, trademark and other proprietary rights, and any goodwill associated therewith, in all media throughout the world in perpetuity, and will execute as a confirmation of the foregoing assignment at any time upon Friday's request any documents to transfer or confirm the transfer of such rights to Friday's or the designated Friday's Affiliate. All uses and rights of and to the variation, derivative or modification and any goodwill associated therewith shall inure to the exclusive benefit of Friday's or a Friday's Affiliate, and Friday's or a Friday's Affiliate may register and protect the same in its own name.

3.9 Goodwill. Licensee recognizes the value of the publicity and goodwill associated with the Licensed Materials, which belong exclusively to Friday's and its Affiliates. Licensee shall not use the Licensed Materials in any manner to disparage Friday's or the reputation of Friday's or take any action which will harm or jeopardize the Licensed Materials, or Friday's or Friday's Affiliates' ownership thereof, in any way. Licensee shall not engage in any activity or do anything that damages or reflects adversely upon Friday's or its Affiliates, their franchisees or licensees, the Licensed Products or the Licensed Materials.

3.10 Unauthorized Use of Licensed Materials. If Licensee learns that a third party may be infringing the Licensed Materials, Licensee will promptly notify Friday's in writing of the actions of such third party. Licensee shall not commence or pursue any action or proceeding against any third party alleging infringement, breach or unauthorized use of the Licensed Materials. Friday's shall have the sole right to determine whether any action is necessary or desirable to protect the Licensed Materials. Friday's in its sole discretion may prosecute and/or defend any action or proceeding taken against concerning alleged infringement, imitation, unauthorized use, improper registration of, or improper attempt to register the Licensed Materials, including the sole discretion to settle any claims or any controversy arising out of any such claims. Licensee, upon written request by Friday's, shall cooperate with Friday's in any such action or proceeding. Licensee shall not have any rights against Friday's or its Affiliates for damages or otherwise by reason of any determination by Friday's not to act with respect to any alleged infringement, imitation or

CONFIDENTIAL INFORMATION OF FRIDAY'S - 8 -

B-9

unauthorized use by others of the Licensed Materials and/or the Licensed Products; nor shall any such determination of Friday's affect the validity or enforceability of this Agreement. Any and all damages or settlements recovered in any action or proceeding shall belong solely and exclusively to Friday's, unless otherwise agreed to in writing by Friday's.

3.11 Licensee Rights. Licensee retains ownership of its intellectual property created prior to the Effective Date as disclosed to Friday's in writing on Exhibit K or as otherwise agreed by the parties. Any display of Licensee's intellectual property in conjunction with the Licensed Product is subject to the prior written consent of Friday's, and in any event Licensee shall not combine its intellectual property with the Licensed Materials in a manner that creates the impression of single or unified mark.

4. QUALITY CONTROL AND APPROVALS

4.1 Quality and Standards. In order to maintain the reputation of Friday's and the Licensed Materials, Licensee will comply with the quality standards and specifications of Friday's in respect to all uses of the Licensed Materials on or in relation to the Licensed Products or promotional and packaging material used in connection therewith. Licensee's use of the Licensed Materials in connection with its sale, manufacture, distribution, sale, advertising, promotion and exploitation of the Licensed Products shall at all times be suited to maintain or enhance the first-class quality, style and presentation associated with Friday's and the Licensed Materials. Without limiting the generality of the foregoing, prior to using the Licensed Materials, Licensee shall implement operational procedures with respect to display and utilization of the Licensed Materials in conformance with this Agreement and Friday's instructions. No Licensed Products, advertising, packaging or other material utilizing the Licensed Materials shall be manufactured, sold, distributed, promoted or otherwise used in any manner whatsoever without the prior written approval of Friday's. Licensee shall comply in all respects with the procedures set forth in this Section 4. In the event Licensee fails to comply with the Friday's Brand Guide in its production of Packaging (as hereinafter defined), Advertising Materials (as hereinafter defined) or any other materials related to the Licensed Products, upon written notice from Friday's, Licensee shall have thirty (30) days to provide to Friday's a formal remedy plan. In no event will such remedy plan take more than six (6) months to be completed. If Licensee fails to provide such a plan, or to comply with the requirements of the plan, Friday's may, in its sole discretion, together with any other remedies available to it, remedy the violation and charge all related expenses to Licensee. Friday's will in no event be obligated to cure such violations directly.

4.2 Approval of Licensed Products and Packaging.

4.2.1 Prior to the initial sale, distribution, or advertisement of any Licensed Product or use of any Licensed Materials by Licensee, Licensee shall furnish to Friday's, at Licensee's sole expense, for Friday's written approval, at least the number of representative samples specified below of each of the Licensed Products to be manufactured, distributed, sold or otherwise used under this Agreement, together with their labels, packaging, hangtags, and wrapping material (together, "Packaging"), in each of the following successive stages: (i) at least one (1) sample of rough sketches or layout concepts or descriptions of flavors or food (including details of the materials to be used, application of artwork and rough product and packaging dimensions); (ii) at least one (1) sample of all finished artwork or final proofs; (iii) at least one (1) sample of all prototypes or strike-

CONFIDENTIAL INFORMATION OF FRIDAY'S - 9 -

B-10

offs; (iv) at least twenty-four (24) samples of finished Licensed Products, including all packaging materials from the initial production run; and (v) at least two (2) samples from each subsequent reproduction run. Licensee shall provide such additional samples from clauses (iv) and (v) as Friday's may reasonably request from time to time. Friday's and Licensee shall conduct an alignment meeting to review, edit and finalize any submitted Packaging.

4.2.2 Concurrent with or prior to submission of any significant Packaging changes for approval, Licensee shall provide to Friday's, at Licensee's sole expense, for Friday's written approval: (i) detailed testing research and/or metrics used by Licensee to identify the optimal product packaging (in such detail as the parties may mutually agree), (ii) a detailed description of how the proposed packaging compares to, and differentiates from, the packaging of competitive products (in such detail as the parties may mutually agree), and (iii) copies of the research for any studies conducted by or on behalf of Licensee to supports any packaging graphics changes or any category analysis on the Licensed Products.

4.2.3 At least two (2) weeks prior to submitting any Licensed Product for approval, Licensee shall provide to Friday's, at Licensee's sole expense, for Friday's written approval, a product definition which shall include: (i) flavor specifications, (ii) quality specifications, and (iii) target price points. Licensee shall also provide a business case for the new Licensed Product, which includes target sales. Friday's and Licensee shall conduct an alignment meeting to review, edit and finalize the product definition and business case.

4.2.4 At least two (2) weeks prior to submitting any Licensed Product for approval, Licensee shall provide to Friday's, at Licensee's sole expense, for Friday's written approval, samples of such new proposed Licensed Product, along with a detailed ingredient list, and if requested by Friday's, a summary of manufacturing processes, and quality assurance measures. Upon prior written notice, Friday's and Licensee shall set a stage gate review meeting focused specifically on the Licensed Products, categories, and/or development of Packaging.

4.2.5 If the Packaging and new Licensed Product are approved as provided herein, Licensee will provide to Friday's, at Licensee's sole expense, for Friday's written approval, a launch plan which will include: (i) specific schedule for launching the Licensed Product, (ii) defined launch key performance indicators, including without limitation, sales by Licensed Product SKU, Distribution Channel and key account, (iii) external Packaging specifications, (iv) pricing guidelines, (v) planned brand, shopper marketing, Distribution Channel and key account, and (vi) customer-facing marketing materials. Friday's and Licensee shall conduct an alignment meeting to review, edit and finalize the launch plan.

4.3 Approval of Nutritional Label, Ingredient List, Taste and Quality. Prior to the first production for each Licensed Product and in the event of any change or alteration to the nutritional label, ingredient list, taste or quality of the Licensed Product, Licensee must submit for Friday's written approval: (i) the signed Licensee Approval and Expectations Manual in Exhibit G; (ii) the signed Continuing Pure Food Guaranty in Exhibit H; (iii) the Finished Product Specification in Exhibit I; (iv) a full ingredient list; and (v) the final nutritional label when applicable. Licensee must highlight and secure specific prior written approval from Friday's for any genetically modified organism ("GMO") or genetically engineered organism ("GEO") ingredients or any artificial preservatives proposed to be used in the Licensed Products. Licensee will adhere to Standards of

CONFIDENTIAL INFORMATION OF FRIDAY'S - 10 -

B-11

Manufacturing Practices in Exhibit C, the Licensee Approval and Expectations Manual in Exhibit G, and the Friday's QA General Requirements as identified in Exhibit J in the packaging, labeling, sale, distribution and promotion of the Licensed Products. Friday's and Licensee shall conduct an alignment meeting to review, edit and finalize any submitted Licensed Product.

4.4 Approval of Advertising Materials. All Materials, including promotional, display, point of purchase ("POP"), print, online, mobile and other advertising or promotional materials proposed for use to advertise and promote the Licensed Products (together, "Advertising Materials") must be submitted to Friday's for Friday's prior written approval at the following stages, as appropriate to the medium used: (i) at least one (1) sample of the rough concepts; (ii) at least one (1) sample of the layout, storyboard and/or script; and (iii) at least three (3) samples of the finished materials. Licensee shall provide Friday's with copies of each Advertising Material published or distributed by Licensee, as well as links to or electronic copies of any online or electronic Advertising Materials. Licensee shall provide such additional samples of Advertising Materials as Friday's may reasonably request from time to time.

4.5 Procedure. Friday's will use reasonable efforts to approve or disapprove any submissions of Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials within fifteen (15) Business Days after receipt thereof. At each stage of the aforesaid approval process, Friday's shall have the right to modify or disapprove any aspect of the samples delivered to Friday's in its sole discretion, notwithstanding the prior approval of Friday's of related samples at any earlier stage of the approval process. The disapproval by Friday's of any samples at any stage of the approval process shall constitute disapproval of such sample as a whole. Friday's failure to approve or disapprove within such period shall be deemed disapproval, unless Friday's subsequently notifies Licensee of its approval. No Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials shall be manufactured (except to the extent required to produce production samples), sold, distributed, promoted or otherwise used in any manner whatsoever without the prior written approval of Friday's at each applicable successive stage as defined in Section 4. Friday's may keep all samples from each successive stage submitted by Licensee pursuant to this Section. The price or value of samples furnished to Friday's shall not be included in the calculation of Net Sales.

4.6 Responsibility for Compliance. Any approval granted under this Agreement shall not alter Licensee's sole responsibility for the Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, and Advertising Materials, and any content thereof, apart from the Licensed Materials. Any approval of or assistance by Friday's pursuant to this Agreement shall in no way constitute a certification by Friday's that the Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials are in compliance with applicable laws, regulations, standards and industry practices, which responsibility shall remain at all times with Licensee.

4.7 Failure to Obtain Approval. Any Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials not approved in writing by Friday's shall be deemed to be unlicensed and Licensee shall have no right to manufacture, sell, distribute or promote any such Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials. If any unapproved Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials are manufactured, distributed, sold,

CONFIDENTIAL INFORMATION OF FRIDAY'S - 11 -

B-12

promoted or otherwise used, Friday's may, together with any other remedies available to it, require such items to be immediately recalled and withdrawn from the market and to be destroyed, such destruction to be attested to in a certificate signed by an officer or principal of Licensee.

4.8 Modifications; Changes. Any proposed modification of Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials must be submitted to Friday's for written approval prior to manufacture, sale, distribution or promotion, as if it were a new Licensed Product, Packaging, nutritional label, ingredient list, taste, quality, or Advertising Material, and will be subject, among other things, to all of the requirements of Section 4. In the event Licensee proposes any change to raw material specifications which could significantly impact the taste profile, texture or other product functionality of a Licensed Product, Licensee will notify Friday's at least thirty (30) days in advance of any such proposed change. The change itself will be subject to all the approval requirements of this Section 4. Approval of a Licensed Product, Packaging, nutritional label, ingredient list, or Advertising Material which uses particular artwork does not imply approval of such artwork for use with a different Licensed Product, Packaging, nutritional label, ingredient list, or Advertising Material. Approval of any Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials, including the non-licensed components thereof, in a particular color, size, shape or placement, does not constitute or imply approval of such Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials in any other color, size, shape or placement, or combination thereof.

4.9 Preparation of Materials by Friday's. Licensee may, from time to time, request the assistance of Friday's in the preparation or modification of Advertising Materials. In the event Friday's agrees to provide such assistance, Friday's will provide Licensee with an estimate of the cost of such assistance at the then-prevailing commercial art rates available to Friday's. Upon Licensee's written approval of the estimate, Friday's will perform the work, deliver the materials to Licensee, and provide to Licensee an invoice upon completion. Licensee shall pay Friday's the amount of the invoice within thirty (30) days of the invoice date. For the avoidance of doubt, any materials created by Friday's under this Section shall be considered Licensed Materials under this Agreement, and their proposed use by Licensee shall be subject to the approval process in Section 4. For the purposes of clarity, Friday's assistance to Licensee under this Section does not alter Licensee's responsibility for the content, display and use of any such materials including Licensee's compliance with all applicable laws, regulations, standards and industry practices.

4.10 Ongoing Conformance. The Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, and Advertising Materials must conform in all material respects to the final production samples or finished materials approved by Friday's. At any time (and from time to time) during the Term, upon receipt of a written request from Friday's, Licensee will promptly provide to Friday's a reasonable number of samples of the Licensed Products, Packaging, nutritional labels, ingredient lists, or Advertising Materials, at no cost to Friday's, for quality control inspection. The value of all samples furnished to Friday's shall not be included in the calculation of Net Sales. In the event Friday's, in its sole discretion, determines that: (i) any Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials do not conform in quality to samples previously approved by Friday's; (ii) the quality of a Licensed Product originally approved by Friday's has deteriorated in later production runs; (iii) the Licensed Product is adulterated or mis-branded within the meaning of the Federal Food, Drug and Cosmetic Act of June

CONFIDENTIAL INFORMATION OF FRIDAY'S - 12 -

B-13

25, 1938, as amended, or within the meaning of any state or other food and drug law or otherwise in violation of any law or regulation; (iv) the Licensed Product is un-saleable as a consumer food in the course of retail trade; or (v) the Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials have been altered, damaged, or do not meet the then-existing standards of Friday's, Friday's may, in addition to other remedies available to it, require that such Licensed Products, Packaging, nutritional labels, ingredient lists, taste, quality, or Advertising Materials be immediately recalled and withdrawn from the market according to Friday's recall procedures and policies, and be destroyed at Licensee's expense, such destruction to be attested to in a certificate signed by an officer or principal of Licensee.

4.11 Damaged or Defective Licensed Products. Licensee shall not sell, give away, provide, ship, distribute or deliver to any individual, firm, corporation or entity (except with the prior written approval of Friday's) any damaged or defective Licensed Products, Packaging or Advertising Materials. If any damaged or defective Licensed Products, Packaging or Advertising Materials are distributed by Licensee without the prior written approval of Friday's, Friday's may, in addition to other remedies available to it, require that Licensed Products, Packaging or Advertising Materials be immediately recalled and withdrawn from the market according to Friday's recall procedures and policies, and be destroyed at Licensee's expense, such destruction to be attested to in a certificate signed by an officer or principal of Licensee.

5. MARKETING

5.1 Marketing. Subject to the terms and conditions of this Agreement, Licensee shall, at its sole expense, use diligent, good faith efforts to sell, market and promote all the Licensed Products in all the Distribution Channels throughout the Territory. Notwithstanding the foregoing, each year Licensee shall submit to Friday's the information outlined in further detail in Section 5.3.1 below. All costs and expenses relating to such marketing activities and strategy shall be borne by Licensee, apart from the promotional/trade allowance described in the definition of Net Sales.

5.2 Minimum Expenditures. During each Contract Year, Licensee shall spend not less than $2 per case sold in contract year one and $1 per case sold in each contract year therafter on advertising, promotion and merchandising of the Licensed Products in the Distribution Channels in the Territory.

5.3 Marketing and Distribution Plan Approval.

5.3.1 At least sixty (60) days prior to the Marketing Date, Licensee shall provide to Friday's a written marketing and distribution plan for the Licensed Products. Within thirty (30) days following the end of each calendar year, Licensee shall provide to Friday's an annual updated business portfolio strategy for the Licensed Products, which will include (i) a statement of annual marketing objectives which may include syndicated consumer data and updated marketing key performance indicators, and (ii) a marketing plan, including a summary of planned channel/media mix, proposed marketing campaign details and calendar, and any expected competitive actions. Each such plan shall include a distribution list identifying the entities to which Licensee will or plans to distribute the Licensed Products, a description of the Licensed Products, and planned advertising, marketing and promotions and dates therefor. Licensee shall not proceed with the implementation of a marketing and distribution plan or any modification of such plan, including

CONFIDENTIAL INFORMATION OF FRIDAY'S - 13 -

B-14

changes in the distribution list, without obtaining the prior written approval of Friday's. If Friday's fails to respond or approve any plan or modification within thirty (30) days after receipt, such failure shall constitute a disapproval of the proposed plan or modification.

5.3.2. Licensee shall develop an annual plan to grow top line revenue in accordance with the overall industry performance for the Licensed Product categories as measured by IRI, Nielson or another nationally recognized market research company. Both Friday's and Licensee shall monitor the performance of the Licensed Products as compared to overall industry performance on a semi-annual basis. If, despite the efforts of Licensee, the sales of the Licensed Products do not meet industry standard, both parties will mutually agree on category strategies for growth.

5.3.3 Licensee shall provide to Friday's a line of business analysis, which will include both short- and long-term market outlook on: (i) categories of Licensed Products, (ii) subcategories of Licensed Products, (iii) the Distribution Channels, (iv) category specific competitors, and (v) category specific target consumer segments. Friday's will have two (2) weeks in which to review this analysis, and either approve or submit back to Licensee for revision. Additionally, to the extent permitted by Licensee's agreements, Licensee will permit Friday's access directly to Nielsen and IRI data or will provide reports as requested by Friday's to review performance compared to Annual Operating Plan.

5.3.4 Licensee shall provide to Friday's a proposed category roadmap which will include a summary of: (i) differentiators for each category of Licensed Products, (ii) category "white space," including opportunities to address existing or emerging consumer needs, and (iii) highest potential opportunities to be targeted, together with a proposed timeline for development (collectively, the "Category Roadmap"). Friday's and Licensee shall conduct an alignment meeting to review, edit and finalize the Category Roadmap; provided however, that Friday's shall have the final right of approval. Friday's will have two (2) weeks in which to review the Category Roadmap, and either approve or submit back to Licensee for revision. An alignment meeting will occur every year in advance of the annual update of the Category Roadmap.

5.3.5 Licensee shall provide to Friday's a value proposition for the new Licensed Products, which will include: (i) consumer use case, (ii) concept test methodology and results, (iii) benefits to the Licensed Product, and (iv) competitive differentiation. Friday's will have two (2) weeks in which to review the value proposition, and either approve or submit back to Licensee for revision.

5.3.6 Licensee shall provide to Friday's a statement of annual sales objectives, which will include: (i) projected sales growth by Distribution Channel, key account and subcategory of Licensed Product, and (ii) sales guidelines and guardrails for distribution, product assortment, price, promotion, and placement/shelving. Friday's and Licensee shall conduct an alignment meeting to review, edit and finalize the sales plan; provided however, that Friday's shall have the final right of approval. Friday's will have two (2) weeks in which to review the sales plan, and either approve or submit back to Licensee for revision.

5.3.7 No later than November 15 of each Contract Year, Licensee and Friday's will conduct a top-to-top meeting to review the Annual Operating Plan for the next Contract Year. The parties will work in a collaborative manner to reach agreement on the Annual Operating Plan during

CONFIDENTIAL INFORMATION OF FRIDAY'S - 14 -

B-15

such top-to-top meeting, or, to the extent further changes to the Annual Operating Plan are required based on input from Friday's at the top-to-top meeting, by December 15 of that Contract Year.

Once each plan is approved by Friday's, Licensee must execute all strategies and tactics outlined in each of the plans listed in this Section 5.3, provided that such strategies and tactics may be revised following the procedures outlined above if Licensee believes changes are necessary or advisable. For the avoidance of doubt, regardless of whether otherwise specifically referenced herein, all plans must be updated annually.

5.4 Premiums. No Licensed Products may be used as Premiums, nor may Licensee manufacture, distribute, advertise or sell any items to be used as Premiums in connection with the Licensed Product, without prior written approval of Friday's. Licensee shall provide to Friday's a detailed description of any proposed use of Premiums hereunder, including information about the quantity of merchandise and the purpose of the program, and any additional information requested by Friday's. If Friday's fails to respond or approve any such request within thirty (30) days after receipt of this information, such failure shall constitute a disapproval of the proposed use. If Licensee uses Premiums without the prior written approval of Friday's, Friday's may, in addition to other remedies available to it, require that such Premiums or related Licensed Products or Advertising Materials be immediately recalled and withdrawn from the market according to Friday's recall procedures and destroyed, at Licensee's sole expense, such destruction to be attested to in a certificate signed by an officer of Licensee, and that Licensee to pay full Earned Royalties on all Licensed Products used as Premiums.

6. PAYMENTS AND STATEMENTS

6.1 Net Sales. For purposes of calculation of Net Sales, a "sale" shall be deemed to have taken place when the Licensed Products are shipped, transferred or invoiced by Licensee, whichever occurs first. Whenever Licensed Products are transferred in whole or in part in transactions where the transferee is affiliated with Licensee, the invoice price shall be deemed to be the greater of (i) Licensee's list price or (ii) the price quoted to non-affiliated buyers for similar Licensed Products. Except as otherwise permitted herein, Licensee shall not sell Licensed Products for non-monetary consideration, at reduced prices, to inventory liquidators, in job lots, closeouts, or remainder sales, except, in each case, with the prior written consent of Friday's. Along with the Royalty Statements, Licensee shall provide to Friday's a deduction statement showing all shipping and freight expenses, as well as all approved deductions by Distribution Channel, retailer and specific Licensed Product. Such statement will include line items for (a) bona fide cash or credit refunds upon product return, (b) bona fide merchandising and promotional spending, (c) all customer investments including cash discounts, and (d) other miscellaneous expenses.

6.2 Advance and Minimum Guarantee. Licensee shall pay Friday's the nonrefundable Advance upon execution of this Agreement and as otherwise indicated in the Section 1. Licensee shall pay Friday's the applicable Minimum Guarantee on a quarterly basis as specified in Section 1. The Minimum Guarantee is a fixed, absolute obligation of Licensee and is not subject to refund, recovery or reimbursement in any manner whatsoever, notwithstanding any election by Friday's to terminate the Agreement as herein provided and regardless of whether sales of Licensed Products generate Earned Royalties in an amount equal to such Minimum Guarantee.

CONFIDENTIAL INFORMATION OF FRIDAY'S - 15 -

B-16

6.3 Earned Royalties. Licensee shall pay Friday's the Earned Royalties for each calendar quarter during the Contract Year in arrears. If the Earned Royalties for any quarter are less than the Minimum Guarantee due for that quarter, Licensee shall pay Friday's an amount equal to the Minimum Guarantee. If the Earned Royalties for any quarter are in excess of the Minimum Guarantee for that quarter, the excess shall be carried over and credited against the Minimum Guarantee due in subsequent quarters during that same Contract Year, but no Earned Royalties shall be carried over or credited against the Minimum Guarantee in any subsequent Contract Year. If, at the end of any Contract Year or on expiration or termination of this Agreement, the Earned Royalties paid to Friday's are less than the Minimum Guarantee for that Contract Year, Licensee shall immediately pay the difference to Friday's.

6.4 Royalty Statements. Within twenty (20) days after the close of each calendar quarter during the Term, Licensee shall deliver to Friday's a Royalty Statement of all transactions relating to the Licensed Products during the prior calendar quarter, regardless of whether any payments are then due. Such Royalty Statement shall be in the form attached hereto as Exhibit D, as may be amended by Friday's, including the number of each type of Licensed Product sold in the Territory during the calendar quarter in question, the Distribution Channels for each such Licensed Product, and the total Net Sales and Earned Royalty for each such Licensed Product; the total Earned Royalties for all Licensed Products, the quarterly Minimum Guarantee, and any deficit of Earned Royalties for that quarter compared to the Minimum Guarantee (taking into account any Minimum Guarantee amounts carried over as permitted in Section 6.3) or any excess of the Earned Royalties for that quarter compared to the Minimum Guarantee, together with any other information requested by Friday's. The Royalty Statement for the month ending each December 31 additionally shall contain summary information for each month of that Contract Year and shall be duly certified by an officer of Licensee to be true and accurate.

6.5 Payments. Within twenty (20) days after the close of each calendar quarter during the Term, all payments due from Licensee hereunder shall be paid to Friday's in full in United States Dollars. All payments and any applicable interest shall be made payable to Friday's by wire to the account provided below, or as otherwise instructed by Friday's:

CONFIDENTIAL INFORMATION OF FRIDAY'S - 16 -

B-17

ByWire:

Bank Name:	Texas Partners Bank
Bank Address	1900 NW Loop 410 San Antonio, TX 78213
Bank Routing Number:	114025641
Bank SWIFT:	BSATUS44
Phone Numbers:	210-572-9273
	844-548-9473
Fax Number:	844-548-9473
Account Name:	TGI FRIDAY'S INC.
Account Number:	5038278

Electronic Royalty Reports: twhitley@friday.com

Reference: License Agreement: Artisan Beverages, Inc.

Wire transfer fees as well as all other bank fees related to any payments required to be made by Licensee under this Agreement shall be the sole expense of Licensee, so that Friday's shall receive the full amount of all payments without reduction.

Written confirmation of each electronic transfer and all Royalty Statements and any other reports of payments as required by this Agreement shall be certified as accurate by Licensee's authorized officer and shall be sent to Friday's electronically on or before the due date.

6.6 Periodic Reporting. Within thirty (30) days after the close of each quarter and calendar year, Licensee shall provide to Friday's a sales report which may include, upon Friday's written request: (i) shipment sales data by retailer, Distribution Channel and Licensed Product SKU, (ii) consumption sales data for the Licensed Products by retailer, Distribution Channel and Licensed Product SKU, (iii) sales data for competitive products by retailer, Distribution Channel and Licensed Product SKU, (iv) gap analysis to the sales plan, and (v) a forward looking plan for the next three quarters for the monthly and quarterly plans, and for the next year for the annual plan. Upon Friday's request, the same information will be provided within ten (10) days after the close of each month. Additionally, the parties shall have biweekly meetings for a general update on sales performance. At least once every six (6) months, such meeting will also include an innovation update.

6.7 Delay. In the case of delay in payment by Licensee to Friday's of any amounts due hereunder, interest at eighteen percent (18%) per annum or the maximum rate permitted by law,

CONFIDENTIAL INFORMATION OF FRIDAY'S - 17 -

B-18

whichever is less, shall be assessed from the first day following the date such payment was due and payable to Friday's until the date such payment is deposited with Friday's.

6.8 Receipt of Payments. The receipt or acceptance by Friday's of any statement furnished or any payments made pursuant to this Agreement shall not preclude Friday's from questioning the accuracy, completeness or sufficiency thereof at any time. In the event that any inconsistencies or mistakes are discovered in such statements or payments and Licensee does not dispute the finding, Licensee shall immediately rectify such inconsistencies or mistakes and pay any amounts due to Friday's as provided hereunder. In the event that Licensee disputes the findings, Licensee shall provide documentation to support its position to Friday's within seven (7) days. The parties agreed to work in good faith to resolve the dispute within seven (7) days thereafter, but nothing in this Agreement shall prejudice Friday's rights to exercise any remedies available to it. Any amounts owed by Licensee shall be paid within seven (7) days of the resolution.

6.9 Taxes. **All taxes and other government charges are the responsibility of Licensee**. If the amount of any Payment received by Friday's is reduced as the result of any withholding tax, duty, fee or other government charge, including transfer, value-added, excise, import or export taxes and custom duties (collectively, "Taxes"), Licensee shall (i) pay such Taxes to the appropriate authority; (ii) deliver to Friday's receipts certifying that such Taxes have been paid; and (iii) pay to Friday's net funds in United States Dollars equal to the Taxes paid.

6.10 Friday's Option to Purchase. Friday's shall have the option in its sole discretion to purchase from Licensee for use by Friday's or its Affiliates any Licensed Products in reasonable quantities from available stock at the best price given by Licensee to any of Licensee's customers, including distributors or resellers, minus ten percent (10%); provided, that if such Licensed Products are purchased by Friday's for use as Premiums or for non-resale, promotional uses, the purchase price shall be the lower of (i) the price stated above, or (ii) Licensee's cost of manufacture plus twenty percent (20%). Sales to Friday's shall not be included in the calculation of Net Sales.

7. BOOKS AND RECORDS; AUDITS

7.1 Books and Records. Licensee shall keep, maintain and preserve, during the Term and for at least seven (7) years thereafter, or longer if required by the Internal Revenue Service, complete and accurate books of accounts and records covering all transactions relating to this Agreement, and Licensee's manufacture, distribution, sale, promotion and marketing of the Licensed Products, including accounts and records of the computation of Net Sales in accordance with generally accepted accounting principles, accounts and records used in calculating and completing Royalty Statements, and sales by Licensed Product, by retailer, Distribution Channel, region, style and presentation.

7.2 Audit. Friday's and/or its duly authorized representatives shall have the right, during regular business hours, during the Term of this Agreement and for two (2) years thereafter, to examine the books of accounts and records and all other documents and materials in the possession or under the control of Licensee with respect to the subject matter of this Agreement, and to examine and audit any facilities, sites or plants used by Licensee, its third party manufacturers or any other parties engaged by Licensee in the production, manufacture, distribution, storage, advertising or promotion of any Licensed Products, Packaging or Advertising Materials. Such audits shall be in

CONFIDENTIAL INFORMATION OF FRIDAY'S - 18 -

B-19

addition to, and not a limitation of, Friday's audit rights under Exhibit G. Friday's and/or its duly authorized representatives shall have free and full access and the right to make extracts or photocopies of any record; provided, that such access shall be limited to a reasonable number of examinations during any annual period. Licensee shall cooperate and shall cause its third parties to cooperate fully with Friday's or its authorized representatives in any such audit and provide them with such assistance as Friday's or its authorized representatives may reasonably request to conduct the audit.

7.3 Audit Findings. Upon completion of an audit, in the event that an underpayment or overpayment of the Minimum Guarantee or Earned Royalties is determined by Friday's, such amount shall be paid or refunded, as appropriate, within thirty (30) days after such amount has been determined and agreed to by the parties; provided that Licensee shall pay interest on any underpayment from the date such underpayment was originally due until paid in full, at the rate of eighteen percent (18%) per annum or the maximum rate permitted by law, whichever is less. If any audit discloses a discrepancy of three percent (3%) or more, Licensee shall reimburse Friday's and/or its duly authorized representatives for any and all costs and expenses incurred in connection with such audit, including the costs of travel and wage expenses of the auditors, and shall immediately pay any amounts due. Nothing in this Section shall prejudice Friday's in its exercise of any rights and remedies available to it, including the right to terminate this Agreement.

7.4 Corrective Action. Upon completion of an audit, Friday's may provide notice to Licensee of any deficiencies, weakness or risks determined by Friday's and may, in its sole direction, require that Licensee take corrective action concerning the audit findings, including termination of use of any third party or premises. Notwithstanding the foregoing, if an audit identifies a critical deficiency, weakness or risk, in Friday's sole discretion, Friday's may exercise any rights and remedies available to it, including the right to terminate this Agreement upon notice.

8. REPRESENTATIONS BY FRIDAY'S

8.1 Representations. Friday's represents, warrants and covenants that: (i) Friday's is a corporation duly organized, validly existing and in good standing under the laws of the State of New York; (ii) Friday's has full right, power and authority to enter into this Agreement and to perform its obligations hereunder; (iii) Friday's has full right, power and authority to grant the rights, licenses and privileges hereby granted to Licensee; and (iv) Friday's has the rights to use and sublicense the Marks identified in Exhibit A, as may be amended by Friday's, in the manner licensed hereunder.

8.2 Disclaimer. Friday's makes no representations, warranties or covenants apart from the foregoing, and expressly disclaims all other warranties of any kind, express or implied, including the implied warranties of merchantability, fitness for a particular purpose and non-infringement, and any implied warranties arising from a course of dealing or course of performance. Friday's does not represent or warrant the validity or enforceability of the Licensed Materials, or that the Licensed Materials will not be limited by the rights of third parties. Friday's will not have any liabilities or responsibilities with respect to Licensed Products.

Friday's may pursue registrations in the Territory for the Marks in the manner and to the extent determined by Friday's in its sole discretion. The failure of Friday's to obtain registration of any Mark, or to maintain existing registrations, shall not be actionable by Licensee. Nothing herein shall

CONFIDENTIAL INFORMATION OF FRIDAY'S - 19 -

B-20

require that Friday's pay any monies to any party to secure any such registration. Friday's may abandon any registrations or applications at any time, without notice to, or consent of, Licensee. Friday's shall not incur any liability or obligations to Licensee by reason of (i) any of the foregoing or (ii) the ownership of, or application for ownership of, any trademarks, service marks, trade names, or other identifying names or marks in the Territory.

9. REPRESENTATIONS BY LICENSEE

9.1 Licensee represents, warrants and covenants that: (i) Licensee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, United States; (ii) Licensee has full right, power and authority to enter into this Agreement and to perform its obligations hereunder, and the execution and delivery of this Agreement by Licensee and the consummation of the transactions contemplated hereby have been duly authorized; (iii) this Agreement constitutes a valid and binding obligation of Licensee and no other act, approval or proceedings on the part of Licensee or any other person or entity is required to authorize the execution and delivery of this Agreement by Licensee or the consummation of the transactions contemplated hereby; (iv) this Agreement and the execution and delivery of this Agreement by Licensee do not, and the consummation of the transactions contemplated hereby will not, violate any provisions of or constitute a default (whether with notice or with the passage of time or both) or require any consent under (a) Licensee's Articles of Incorporation or By-laws, (b) any law or regulation to which Licensee or any of its subsidiaries is subject, or (c) any provision of any indenture, mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which Licensee or any of its subsidiaries is a party or by which Licensee or any of its subsidiaries or any of their respective assets or properties is bound; (v) all materials created or contributed by or on behalf of Licensee, including Licensed Products, Packaging and Advertising Materials, are and will be either (a) Licensee's sole, exclusive and original work and all of Licensee's personnel who worked on or contributed to the Licensed Products are employees of Licensee in the United States who were acting within the scope of their employment; or (b) works which Licensee controls, or which it has previously been granted the necessary assignment, licenses, consents, waivers and rights to enable Licensee to use the works in connection with the Licensed Products, Packaging and Advertising Materials and assign the works to Friday's, without imposing any obligation on Friday's; (vi) all Licensed Products, Packaging and Advertising Materials shall at all times (a) conform with the standards of quality of Friday's with respect to product quality, design, styling, packaging, labeling and sales promotion, as described in Section 4 and the Exhibits to this Agreement; (b) conform to the statements made on the packaging, container and/or label of each such Licensed Product; (c) be of uniform quality and fit for the purposes for which each such Licensed Product is intended; and (d) be produced, packaged, labeled, distributed, promoted and advertised in compliance with all applicable laws, rules, regulations and industry standards; (vii) Licensee owns all right, title and interest in and to its trademarks, service marks, logos or symbols used in connection with the Licensed Products or has the authority to use such as permitted herein; (viii) the Licensed Products, Packaging and Advertising Materials do not and will not infringe upon or violate the copyright, trademark, patent, or other proprietary or property rights of any person or entity; (ix) the Licensed Products will be of good quality in design, material, and workmanship and will be suitable for their intended purpose; (x) no injurious, deleterious, or toxic substances will be used in or on the Licensed Products; (xi) the Licensed Products or any portion thereof will not cause

CONFIDENTIAL INFORMATION OF FRIDAY'S - 20 -

B-21

harm when used in a foreseeable manner; **(xii) none of the Licensed Product will be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act of June 25, 1938, as amended (the "FD&C Act") or within the meaning of any state or other food and drug law, or will be rendered un-saleable as a consumer food in the course of retail trade by actions within the control of Licensee; (xiii) that the Licensed Product will not be produced or shipped in violation of the FD&C Act or other health laws; (xiv) Licensee shall comply with Friday's or any regulatory agency's directions regarding recalls of the Licensed Product, and any announcements concerning the affected Licensed Product; and (xv)** Licensee will, at its own expense, comply with all applicable laws, rules, regulations and industry standards, including those relating to the operation of Licensee's or its manufacturers' plants, employment practices, the design, manufacture, sale and distribution of the Licensed Products, including the labeling thereof and including safety standards and testing of the Licensed Products.

10. INDEMNIFICATION

10.1 Indemnification by Friday's. Friday's will defend, indemnify and hold harmless Licensee against third party Claims and Costs (as defined in Section 10.3 below) arising out of or in connection with (i) any alleged infringement or misappropriation based on Licensee's use of any Licensed Materials developed by Friday's or its Affiliates in accordance with the terms and conditions of this Agreement, other than Claims based on Licensee's Intellectual Property or Claims arising from use of the Licensed Materials in jurisdictions where Friday's does not own trademark registrations for the Marks at issue; or (ii) a breach by Friday's of its representations, warranties and covenants hereunder. Friday's shall have the sole right to make all decisions, judgments and elections in connection with such Claims; and settle or compromise such Claims in its sole discretion.

10.2 Indemnification by Licensee. Licensee will defend, indemnify and hold harmless Friday's and its Affiliates, and their respective franchisees, licensees, directors, officers, employees, agents, shareholders, affiliates, successors and assignees against third party Claims and Costs arising out of or in connection (i) a breach by Licensee of any representation, warranty, covenant, or other term or provision of this Agreement; (ii) **any act, omission or negligence of Licensee or third parties acting on its behalf with respect to the performance of its obligations or the activities contemplated under this Agreement**; (iii) the alleged or actual infringement, misappropriation or other violation of intellectual property rights of any third party to the extent provided or caused by Licensee or any third party acting on its behalf, or based on Licensee's Intellectual Property or the intellectual property of any third party acting on its behalf, the Licensed Products, Packaging or Advertising Materials (apart from the Licensed Materials developed by Friday's or Friday's Affiliates); (iv) any **product safety risk,** recall or market withdrawal of the Licensed Products initiated by Licensee or Friday's or pursuant to a request from a regulatory agency with jurisdiction over the Licensed Products; **(v) any defect or alleged defect in the Licensed Products; and (vi) any Subcontractor Agreement with any third party manufacturer and any act or failure to act of any party to such Subcontractor Agreement**, and in each case, to the extent attributable to Licensee's actions or omissions. Licensee will further defend, indemnify and hold harmless Friday's and its Affiliates, and their respective franchisees, licensees, directors, officers, employees, agents, shareholders, affiliates, successors and assignees against any Claims or Costs for harm or damage to the goodwill of any of Friday's or its Affiliates' brands, decreases in sales at Friday's company-owned, company-operated or franchised restaurants or of other licensed products bearing

CONFIDENTIAL INFORMATION OF FRIDAY'S - 21 -

B-22

the Marks arising from Licensee's violation of this Agreement, to the extent attributable to Licensee's actions or omissions. For the purposes of clarity, in no event will franchisees of Friday's be considered third parties for purposes of this Section 10.2 if their claims are based on Licensee's use of the Licensed Materials as permitted under this Agreement. Licensee may not settle any Claim or admit any liability on the part of Friday's or its Affiliates without Friday's prior written consent.

10.3 Claims Process. The party or related entity seeking indemnification ("Indemnified Party") will provide the party from which indemnification is sought ("Indemnifying Party") with prompt written notice of the existence of any such Claim; and shall reasonably cooperate in the Indemnifying Party's defense or settlement of any such Claim and provide non-financial assistance at the Indemnifying Party's request. The Indemnified Party shall have the right to participate in the defense of any such Claim at its expense and through counsel of its choosing. The foregoing indemnifications shall survive the expiration or termination of this Agreement. "**Claim(s)**" means a claim, suit, action, demand, investigation, inquiry or proceeding brought against the respective Indemnified Party. **"Costs"** means judgments, losses, payments, costs, charges, expenses (including reasonable attorney's, accounting, investigator, experts and consulting fees, disbursements, court costs and litigation expenses), damages, liabilities, settlements, fines, interest, penalties, reasonable costs of advertising material and media time/space, all expenses of recall, refunds, public notices, lost profits (to the extent Licensee is otherwise responsible for such under the terms of this Agreement) and other similar amounts.

11. INSURANCE

11.1 Insurance. Without limiting Licensee's liability to Friday's hereunder, Licensee, at its sole expense, will obtain and maintain, uninterrupted throughout the Term, including any warranty periods, from an insurance company acceptable to Friday's, authorized to transact business in the states or other jurisdictions where operations will be performed by Licensee, with a rating by A.M. Best of A- or better, and class VII or better, insurance policies of the types and in the amounts described below:

(i) Commercial General Liability: Commercial general liability ("CGL") insurance and, if necessary, commercial umbrella insurance, with a limit of not less than \$5,000,000 per occurrence, bodily injury or property damage liability; \$5,000,000 per offense, personal and advertising injury liability; \$5,000,000 products-completed operations aggregate; and \$20,000,000 general aggregate applicable to claims other than products-completed operations.

(ii) Product Liability: Product liability insurance with limits of liability of not less than \$1,000,000 per person and \$2,000,000 per occurrence, plus \$20,000,000 in umbrella liability coverage.

(iii) Product Recall: Product recall coverage with a limit of not less than \$5,000,000. Such insurance shall cover costs associated with notifying customers, and to refund, repair, or replace any Licensed Product.

11.2 Deductibles and Self-insured Retentions. The funding of deductibles and self-insured retentions maintained by Licensee shall be the sole responsibility of Licensee, including any amounts applicable to deductibles or self-insured retentions applicable to claims involving Friday's as an

CONFIDENTIAL INFORMATION OF FRIDAY'S - 22 -

B-23

additional insured. Any self-insured retentions in excess of $50,000 must be declared to and approved by Friday's.

11.3 Severability of Interest. Except with respect to the limits of insurance, Licensee's required insurance shall apply separately to each insured or additional insured.

11.4 Additional Insured. Friday's, its Affiliates, and their officers, directors, employees, and agents shall be included as additional insureds under such policies, with respect to liabilities arising out of both the ongoing and completed operations of Licensee. Such additional insured coverage shall be subject to the terms of ISO additional insured endorsement forms CG 2010 (ongoing operations) and form CG 2037 (products-completed operations) for CGL, or substitute form(s) providing equivalent coverage. Additional insured coverage afforded by Licensee's insurance policies shall be primary and non-contributing with respect to any insurance or self-insurance available to Friday's, its Affiliates, or their officers, directors, employees, and agents. Any other insurance or self-insurance maintained by Friday's, its Affiliates, or their officers, directors employees, and agents shall be excess of, and non-contributory with, the coverage afforded by Licensee's insurance policies.

11.5 Cross-Liability Coverage/Non-standard Restrictive Endorsements. All liability policies shall include cross liability coverage and a standard ISO separation of insureds provision, or its equivalent. No liability policy shall include or be endorsed to include any non-standard provisions restricting coverage for the named insured or the persons/entities required to be named as additional insureds under this Agreement, including but not limited to cross liability coverage exclusions or limitations.

11.6 Waiver of Subrogation. Licensee agrees to waive all rights of subrogation against and shall cause each of its third party manufacturers to waive all rights of subrogation against, Friday's, its Affiliates, and their officers, directors, employees and agents, with respect to any loss, damage, claims, suits or demands.

11.7 Hold Harmless. Licensee's maintenance of the insurance required hereunder shall in no way limit any obligation Licensee may have hereunder or otherwise to indemnify, reimburse, defend or otherwise hold Friday's, its Affiliates, and their officers, directors, employees, and agents harmless as provided herein or under the law. Licensee's failure to maintain the insurance required hereunder shall constitute a material breach of this Agreement.

11.8 Notice of Cancellation / Material Change / Nonrenewal. All insurance required within shall not be cancelled, materially altered or non-renewed without at least thirty (30) days' prior written notice from Licensee to Friday's.

11.9 Certificates of Insurance. Licensee will furnish certificate(s) of insurance to Friday's prior to the Marketing Date, showing compliance with the provisions of this Section 11. Such certificate shall set forth, minimally, the amount of insurance, the additional insured endorsement, the policy number, the date of expiration, and an endorsement that Friday's shall receive thirty (30) days written notice prior to termination, reduction or material modification of the coverage. The certificates shall bear an inked signature executed by a duly authorized representative of each insurer. Facsimile or photocopied certificates will not be acceptable. Renewal certificates are to be provided

CONFIDENTIAL INFORMATION OF FRIDAY'S - 23 -

B-24

to Friday's prior to the expiration of the required insurance policies. The certificate(s) of insurance shall be subject to approval of Friday's, but failure of Friday's to request such certificate or other evidence of Licensee compliance with insurance requirements, or failure of Friday's to identify deficiencies from evidence that is provided, shall in no way limit or relieve Licensee of its obligations to maintain such insurance. In the event Licensee has not provided its certificate of insurance as required herein, Friday's shall have the right to procure such coverage and charge the expense incurred to Licensee and/or terminate this Agreement. In no event will Licensee manufacture, offer for sale, sell, advertise, promote, ship and/or distribute Licensed Products prior to the receipt by Friday's of the certificates of insurance.

11.10 Indemnity Provisions. Nothing contained in this Section shall be deemed to limit, in any way, the indemnification provisions of this Agreement.

12. CONFIDENTIAL INFORMATION

12.1 Confidential Information. Confidential Information of either party (a "disclosing party") may have been or may be furnished to or learned by the other party (a "receiving party") in the course of their dealings under this Agreement, including during the discussions between the parties leading up to entry into this Agreement. Friday's and Licensee specifically acknowledge and agree that, except as specifically authorized in this Agreement or otherwise authorized in writing by the disclosing party, (i) a receiving party shall have no rights in or to the Confidential Information of the disclosing party; (ii) a receiving party shall at all times treat the Confidential Information of the disclosing party in a strictly confidential manner, and shall not disclose, divulge or permit others to disclose or divulge such Confidential Information; and (iii) a receiving party shall not use or permit others to use for their own account or benefit any of the Confidential Information of the disclosing party. Friday's Confidential Information includes this Agreement and the Exhibits thereto, the Licensed Materials to the extent they are Confidential Information, and Friday's communications with Licensee pursuant to this Agreement. Licensee's Confidential Information shall not include the Licensed Materials, Packaging, Advertising Materials, or any proposed presentation of the Marks (or any other mark suggested by Licensee to be used hereunder) created, suggested or furnished by Licensee and all such presentations shall be the sole and exclusive property of Friday's or its Affiliates.

12.2 Limited Disclosure. A receiving party may disclose Confidential Information of the disclosing party only to those of the receiving party's employees, manufacturers, distributors, creative agencies, advertising agencies, attorneys, accountants, other agents and representatives or, in the case of Friday's, its Affiliates (collectively, "Related Parties"), who have a need to know in the course of directly performing services for or in connection with this Agreement, and who have agreed in writing to comply with the terms and conditions of this Section 12 in the same manner as the parties are bound hereby, with each receiving party remaining responsible for the actions and disclosures of its Related Parties. Each receiving party will adopt and implement reasonable procedures prescribed from time to time by the disclosing party to prevent unauthorized use, disclosure of or access to the disclosing party's Confidential Information.

12.3 Disclosure to Authorities. In the event that any judicial or regulatory authority requests or requires disclosure of any Confidential Information of the other party, the receiving party

CONFIDENTIAL INFORMATION OF FRIDAY'S - 24 -

B-25

shall promptly notify the disclosing party of the requested or required disclosure and shall cooperate with the disclosing party in any effort to avoid or limit such disclosure.

12.4 Improper Disclosure. Each party shall promptly notify the other party if it becomes aware of any unauthorized use or disclosure (whether through negligence or otherwise) of any Confidential Information of the other party, and shall cooperate with the disclosing party's effort to remedy such disclosure. Each receiving party shall take timely and vigorous legal and other appropriate action at its expense against any Related Parties who either wrongfully use or wrongfully disclose any portion of the disclosing party's Confidential Information. In the event that the disclosing party is not reasonably satisfied that the receiving party's actions will adequately protect and preserve the confidential nature of its Confidential Information, the disclosing party shall have the right to take action against the Related Parties at the expense of the receiving party.

12.5 Duration. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section shall survive the expiration or termination of this Agreement or any license granted hereunder. The provisions of this Section shall be in addition to, and not in lieu of, any and all common law, statutory or other rights of confidentiality to which Friday's and Licensee may be entitled.

13. CUSTOMER SERVICE

13.1 Receipt and Reports. Licensee will provide high level of service to customers including retailers, exporters, resellers, consumers, and others, by receiving and documenting all customer returns, inquiries and complaints in a timely and appropriate fashion and in accordance with the guidelines of Exhibit G. Licensee shall provide Friday's with a monthly summary of all consumer returns, inquiries and complaints within twenty (20) days after the end of each month; provided, that any complaints suggesting or questioning whether any Licensed Product poses or may pose a health or safety risk, or is not complying or may not comply with any laws, rules, regulations or industry standards or practices, or made on behalf of an organization or an individual acting on behalf of an organization, shall be reported immediately to Friday's in writing.

13.2 Handling. Upon request by Friday's, Licensee shall advise Friday's in writing of the manner in which it proposes to handle and/or handled a particular complaint or group of complaints. Friday's shall have the right to respond to any consumer complaints or inquiries concerning the Licensed Products, Packaging or Advertising Materials, but such election shall not relieve Licensee of its indemnification obligations under Section 10. Friday's may forward to Licensee for handling any consumer complaints it may receive concerning the Licensed Products, Packaging, or Advertising Materials.

14. TERMINATION

14.1 Termination for Cause. Without prejudice to any other rights, Friday's shall have the right to terminate this Agreement for material breach, provided such failure is not corrected within thirty (30) days after written notice from the non-breaching party. Notwithstanding the foregoing, if such breach concerns unauthorized use of Licensed Materials or disclosure or use of Confidential Information, Friday's shall have the right to terminate this Agreement for material breach upon notice to the breaching party with no cure period.

CONFIDENTIAL INFORMATION OF FRIDAY'S - 25 -

B-26

14.2 Termination by Friday's. Without prejudice to any other rights, Friday's shall have the right to terminate this agreement as follows:

14.2.1 For failure to make payments due to Friday's or deliver Royalty Statements to Friday's, or failure to abide by the Customer Service requirements, Friday's may terminate this Agreement for material breach if such failure is not corrected within ten (10) days after written notice by Friday's.

14.2.2 If within a ninety (90) day period following the Marketing Date, or for any three (3) month period during the Term, Licensee does not, in Friday's sole discretion, diligently and commercially promote, distribute and sell all Licensed Products in Distribution Channels in any jurisdiction in the Territory, Friday's may terminate this Agreement for material breach upon ten (10) days' notice. Furthermore, until Licensee is commercially promoting, distributing, and selling all Licensed Products in all Distribution Channels throughout the Territory, if Licensee does not expand its promotion, distribution, and sale of all Licensed Products into at least one (1) new jurisdiction withing the Territory per year during the Term, Friday's may terminate this Agreement for material breach upon ten (10) days' notice, or may terminate the Agreement only as to certain Licensed Product (s), Distribution Channels or jurisdictions within the Territory pursuant to Sec. 14.3.

14.2.3 If Friday's or Licensee is ordered to withdraw, discontinue, remove or recall any Licensed Product from any of the Distribution Channels by a government or governmental agency, regulatory body, court or the like, or specifically in the case of Licensee, at the direction of Friday's as provided herein, Friday's may terminate this Agreement for material breach upon ten (10) days' notice.

14.2.4 If Licensee or its agents, manufacturers or subcontractors engaged in the production, manufacture or distribution of the Licensed Product, fails any audit, or any health or quality inspection of a third party agency or Friday's conducted under this Agreement, Friday's may terminate this Agreement for material breach if such failure is not corrected within ten (10) days after written notice by Friday's.

14.2.5 If Licensee fails to obtain or maintain all insurance in the amount and/or the type provided for under Section 11, Friday's may terminate this Agreement for material breach if such failure is not corrected within ten (10) days after written notice by Friday's.

14.2.6 If during any continuous twelve (12) month period Friday's gives more than two (2) termination notices to Licensee pursuant to this Section, regardless of subsequent cure by Licensee, Friday's may terminate this Agreement for material breach upon ten (10) days' notice.

14.2.7 If Licensee discontinue its business, files or has filed against it a petition in bankruptcy, reorganization or for the adoption of an arrangement under any present or future bankruptcy, reorganization or similar law (which petition is not dismissed within ninety (90) days after the filing date), makes an assignment for the benefit of its creditors or is adjudicated bankrupt, or a receiver, trustee, liquidator or sequestrator of all or substantially all of Licensee's property is

CONFIDENTIAL INFORMATION OF FRIDAY'S - 26 -

B-27

appointed, or any secured creditor of Licensee exercises or purports to exercise any right or remedy as a secured creditor with respect to any collateral consisting, in whole or in part, of any of the Licensed Products or any of the results, products or proceeds thereof or otherwise that would hinder, impair, prevent or delay Licensee's ability to timely and properly pay, perform and discharge all of its obligations and liabilities to Friday's hereunder, Friday's may terminate this Agreement for material breach upon ten (10) days' notice. This Section shall be applicable if Licensee or its directors, officers, shareholders, partners, managers or other persons or entities having the right to do so shall take any action in contemplation of bankruptcy, reorganization, dissolution or liquidation of Licensee or any other action referred to hereinabove.

14.2.8 For a Change of Control, as provided in Section 16.4.

14.2.9 In the event, in Friday's sole discretion, this Agreement or Licensee's performance in compliance with this Agreement negatively impacts Friday's brand and/or restaurant sales, Friday's may terminate this Agreement upon thirty (30) days' written notice to Licensee; provided that any such termination by Friday's shall not subject Licensee to the payment of Minimum Guarantees that would otherwise be due under Section 14.5.2 hereof, but will not impact any indemnification obligations of Licensee under this Agreement.

14.2.10 If Licensee fails to pay $450,000 to Licensor by December 15, 2024, in satisfaction of a portion of the debt accrued by its predecessor in interest, Ennoble Beverages, Inc., pursuant to the Agreement for Repayment of Debt between Licensee and Friday's dated April 19, 2024.

14.3 Termination for Certain Licensed Product(s). If Friday's has the right to terminate as provided in this Section 14, Friday's may elect, in its sole discretion, to terminate the Agreement only as to certain Licensed Product(s), Distribution Channels or jurisdictions within the Territory; provided that, in such case, the Agreement as to the non-terminated Licensed Product(s), Distribution Channels or jurisdictions within the Territory shall remain in full force and effect, and Friday's shall have all rights and remedies under this Agreement with respect to the terminated Licensed Product(s), Distribution Channels or jurisdictions within the Territory, including prorated portions of the Minimum Guarantee.

14.4 Sell-Off Period. Upon termination or the expiration of this Agreement, Licensee shall promptly provide Friday's with an accurate inventory of all Licensed Products and Advertising Materials in inventory or in the process of manufacture as of the date of termination or expiration. Friday's may, in its sole discretion, allow Licensee to sell for a period of three (3) months immediately following expiration or termination, reasonable volumes of the Licensed Products (such reasonable volume shall not be materially different from historic sales and inventory levels) in inventory or in the process of manufacture as of the date of termination or expiration. Notwithstanding the foregoing, in the event of a termination hereof by reason of Licensee's default with respect to Licensee's (i) use or presentation of the Marks, or (ii) production of Licensed Products which do not meet the standards set forth in this Agreement, all rights of Licensee hereunder shall immediately terminate and Licensee shall have no right to sell any remaining inventory bearing the Marks (including work in process), all of which shall be destroyed by Licensee, and certified by Licensee to Friday's as destroyed. Any such sales shall be subject to

CONFIDENTIAL INFORMATION OF FRIDAY'S - 27 -

B-28

payment of all Earned Royalties and a prorated portion of the Minimum Guarantee, and shall comply with all terms of this Agreement. Any such sales during the sell-off period shall be on a non-exclusive basis and shall only be permitted in the following Distribution Channels: traditional department, mid-tier and specialty stores, mass merchant retail establishments, warehouse clubs, grocery stores, national drug store chains, and convenience stores. Upon termination or the expiration of any sell-off period, Licensee shall promptly provide Friday's with an accurate inventory of all Licensed Products and Advertising Materials in inventory or in the process of manufacture as of the end of the sell-off period, and shall offer up any such remaining Licensed Products and Advertising Materials for Friday's to purchase at Licensee's cost, in Friday's sole discretion.

14.5 Effect of Termination or Expiration.

14.5.1 Rights and Obligations. Termination of the Agreement under the provisions of this Section 14 shall be without prejudice to any rights or claims which Friday's may otherwise have against Licensee. Notwithstanding any termination or expiration of this Agreement, Friday's shall have and hereby reserves all rights and remedies which it has or which are granted to it by operation of law, including rights to enjoin the unlawful or unauthorized use of the Licensed Products or the Advertising Materials.

14.5.2 Amounts Due. Upon expiration or termination of this Agreement, or upon completion of any sell-off period, all payments and statements shall become immediately due and payable, including balances due on all Minimum Guarantees for the Term.

14.5.3 Cease Use and Rights Revert. Upon expiration or termination of this Agreement, or upon completion of any sell-off period, Licensee will immediately discontinue making any representations regarding its status as a licensee of Friday's; will immediately cease conducting any activities with respect to the production, sale, distribution, promotion or advertising of the Licensed Products; will immediately cease all use of the Advertising Materials and will not use the Licensed Products, Advertising Materials or Licensed Materials thereafter, and all rights granted to Licensee hereunder will automatically terminate and revert to Friday's and its Affiliates.

14.5.4 Deliver Property. Upon the expiration or any termination of this Agreement, or upon completion of any sell-off period, each receiving party, for itself and its Related Parties, will promptly destroy or deliver to the disclosing party all written and other tangible originals and copies of the Confidential Information of the disclosing party in its possession or control, and Licensee also shall destroy or deliver to Friday's any other materials bearing the Licensed Materials, without retaining any copies thereof, and shall provide certification of such destruction or delivery by an officer of such party to the disclosing party upon its request.

14.5.5 Disposition of Licensed Products and Advertising Materials. Upon the expiration or any termination of this Agreement, or upon completion of any sell-off period, all unsold Licensed Products and unused Advertising Materials or Packaging remaining in Licensee's or its Related Parties' possession or control shall be destroyed by Licensee within ten (10) days, and Licensee shall promptly provide certification of such destruction by an officer of Licensee to Friday's.

CONFIDENTIAL INFORMATION OF FRIDAY'S - 28 -

B-29

14.5.6 Survival. Any provision that, by its nature, survives termination or expiration of this Agreement, will survive termination or expiration. All rights of action arising from or related to this Agreement that accrue during the Term, and any remedies for such claims, both legal and equitable, will survive termination or expiration of this Agreement.

15. REMEDIES

15.1 Friday's Remedies. Any breach of this Agreement by Licensee, or any third party acting on its behalf, may cause irreparable injury for which Friday's shall be entitled to specific performance and injunctive or other equitable relief, in addition to any other remedies. The parties agree to waive any requirement for the securing or posting of any bond in connection with such remedy. In the event Friday's has provided Licensee with a notice of default and Licensee has failed to meet the applicable cure period specified herein, Licensee will not raise the defense of an adequate remedy at law in any such proceeding. Licensee acknowledges and agrees that the provisions of this Section are reasonable, necessary and commensurate with the need to protect Friday's against irreparable harm and to protect its legitimate and proprietary business interests and property.

15.2 Licensee's Remedies. Licensee hereby acknowledges and agrees that, in the event of any breach of this Agreement by Friday's, Licensee's sole remedy shall be to seek any actual damages suffered as a result of such breach, and Licensee hereby expressly waives any right to seek injunctive or other equitable relief that would delay, hinder or otherwise interfere with Friday's exploitation of the Licensed Materials.

15.3 Rights Cumulative. Except as expressly provided in this Agreement, and to the extent permitted by law, any remedies described in this Agreement are cumulative and not alternative to any other remedies available at law or in equity.

16. ASSIGNMENT

16.1 No Assignment. Licensee may not assign, transfer, mortgage, pledge, hypothecate or otherwise encumber this Agreement to any third party or assignee, nor may Licensee sublicense or dispose of in any form whatsoever any of the rights granted hereby or obligations incurred herein, except as provided in Section 16.2 below or with Friday's prior written approval. No assignment shall release Licensee from its obligations to perform any of its duties and obligations under this Agreement. Any assignment, transfer, sublicense or delegation made by Licensee without Friday's prior written approval, except as permitted herein, shall be void ab initio and constitute a material breach of this Agreement. A Change of Control of Licensee shall constitute an assignment of the rights under this Section requiring Friday's prior approval.

16.2 Manufacturers and Agents. Notwithstanding the restrictions imposed by Section 16.1 above, Licensee may enter into agreements with third party manufacturers as provided in Section 2.6 and with agents to assist in the sale, distribution, advertising and promotion of the Licensed Products as permitted hereunder. Licensee shall impose upon all such third parties quality controls and all other obligations regarding the manufacture, sale and distribution of the Licensed Products imposed upon Licensee pursuant to this Agreement. Licensee shall be liable for the breach by any such third party of the terms hereof or the improper or unauthorized use, production, manufacture, or distribution of the Licensed Products, Licensed Materials, or Confidential

CONFIDENTIAL INFORMATION OF FRIDAY'S - 29 -

B-30

Information by any such third party as if such breach or unauthorized use was committed by Licensee.

16.3 Assignment by Friday's. Friday's may assign this Agreement, or any of its rights or obligations herein, to any person or entity without Licensee's consent; provided, that any such assignment shall not affect Licensee's rights hereunder.

16.4 Change of Control. In the event of a Change of Control, Friday's shall have the right to terminate this Agreement upon thirty (30) days' notice to Licensee upon the earlier of (a) Friday's receipt of notice of an impending Change of Control of Licensee, or (b) the actual Change in Control, if the new owner or ownership (i) is a direct competitor to Friday's (e.g., Brinker International, Darden Restaurants, Applebee's, Ruby Tuesday's, Buffalo Wild Wings, or any other casual dining restaurant chain within the Territory), (ii) engages in the manufacture or distribution of tobacco, firearms or defense equipment, or (iii) engages in a business practice that would have a material detrimental effect on the sales or reputation of Friday's, its Affiliates, franchisees or restaurant locations, in Friday's sole discretion. In the event that Friday's does not terminate this Agreement under the foregoing sentence, within ninety (90) days of transaction or consummation of the Change of Control, Friday's may require a full business plan and in-person meeting with the senior management personnel of Licensee to ensure that the Licensed Products will receive the same degree of business focus as they received before the Change of Control. Friday's has the right to modify the business plan presented by Licensee as long as such modification is in accordance with this Agreement. In the event Licensee's post-Change of Control senior management fails to comply with such request, or does not agree to Friday's modification to the business plan, Friday's will have the right to terminate this Agreement upon notice to Licensee.

16.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their permitted successors or permitted assignees.

17. FORCE MAJEURE

Neither party shall be liable for any delay or failure of performance caused solely by reason of Acts of God, pandemic, civil commotion, riot, strike, moratorium, war, or revolution; provided, that Friday's may terminate this Agreement in the event that such delay or failure of performance continues for more than one hundred twenty (120) days. Nothing herein shall excuse any delay in the payment of any amounts (including payment of any royalties or Minimum Guarantee) due hereunder.

18. DISPUTE RESOLUTION

18.1 Good Faith Negotiation/Senior Representatives. In the event of any dispute or difference arising out of or relating to this Agreement or the breach thereof, the parties hereto shall use their best efforts to settle such disputes or differences in good faith negotiations, keeping in mind their mutual interests, in order to reach a just and equitable resolution of the dispute or difference satisfactory to both parties. Either party may make a written request to the other by sending notice thereof for a meeting to resolve the parties' differences of senior representatives who have authority to settle the dispute or difference and who are at a higher level of management than

CONFIDENTIAL INFORMATION OF FRIDAY'S - 30 -

B-31

the persons with direct responsibility for administration of this agreement. The receiving party shall respond to such notice. The notice and response shall include (a) a statement of that party's position and a summary of arguments supporting that position, and (b) the name and title of the party representative and of any other person who will accompany the representative. Such meeting shall take place within fifteen (15) days of receipt of such notice at a time and location acceptable to both parties. All negotiations pursuant to this section are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

18.2 Conciliation/Mediation. If within thirty (30) days after a meeting of the senior representatives who have authority to settle the dispute or difference, the parties have not succeeded in negotiating a resolution of the dispute or difference or if the parties failed to meet, the parties shall endeavor to settle the dispute by mediation under the International Institute for Conflict Prevention & Resolution ("CPR") mediation procedure in effect on the date of this agreement. Unless otherwise agreed, the parties will select a mediator from the CPR panels of distinguished neutrals. The fees of the neutral shall be shared equally by the parties.

18.3 Arbitration.

18.3.1 Any dispute arising out of or relating to this agreement, including the breach, termination or validity thereof, which has not been resolved by mediation as provided herein within forty-five (45) days after initiation of the mediation procedure, shall be finally resolved by arbitration in accordance with the CPR Rules for Non-Administered Arbitration in effect on the date of this agreement, by a sole arbitrator; provided, however, that if one party fails to participate in either the negotiation or mediation as agreed herein, the other party can commence arbitration prior to the expiration of the time periods set forth above. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be Dallas, Texas. The laws of the state of Texas without regard to its conflicts of law principles shall govern the construction and interpretation of this agreement.

18.3.2 Notwithstanding the provisions of this Section 18, Friday's may seek specific performance or injunctive or other equitable relief as provided in Section 15.1. The arbitrator shall not have authority to award punitive damages. Documentary discovery may be ordered in the discretion of the arbitrator, but in no event may depositions be taken.

18.3.3 Each party shall bear its own costs and attorneys' fees, and the parties shall share equally the fees and expenses of the arbitrator. The arbitrator's decision and award shall be final and binding, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

18.3.4 If any party files a judicial or administrative action asserting claims subject to arbitration, as prescribed herein, and the other party successfully stays such action and/or compels arbitration of said claims, the party filing said action shall pay the other party's costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys' fees.

19. PUBLIC STATEMENT; INDEPENDENT CONTRACTORS

CONFIDENTIAL INFORMATION OF FRIDAY'S - 31 -

B-32

19.1 No Public Disclosure. Neither party shall make any public statement, announcement or disclosure to third parties concerning the existence of this Agreement or its terms, the business relationship between the parties or the transactions contemplated hereby, without the prior written approval of the other party.

19.2 Independent Contractors. The parties hereto are independent contractors. Nothing herein contained shall be construed to constitute the parties hereto as partners or as joint venturers, or either as agent of the other.

19.3 No Liability for Acts of Other Party. Except as expressly authorized in writing, neither Friday's nor Licensee shall make any express or implied agreements, warranties, guarantees or representations that their relationship is other than that of licensor and licensee, as set forth in this Agreement, and neither Friday's nor Licensee shall be obligated by or have any liability under any agreements or representations made by the other that are not expressly authorized by such party in writing. Neither party shall incur any debt in the name of or on behalf of the other. Friday's shall not be obligated for any damages to any person or property directly or indirectly arising out of the business of Friday's authorized by or conducted pursuant to this Agreement.

19.4 Friday's Not Engaged in Business. Friday's shall not be considered to be engaged in or doing business in (country) or in any political subdivision thereof by virtue of being a party to this Agreement.

19.5 No Obligation to Purchase. The parties expressly acknowledge that there is no agreement or understanding between them with respect to the sale to or use by Friday's of any product manufactured and sold by Licensee and that this Agreement is not intended to, nor will it, induce or require the purchase by Friday's of Licensee's products or the Licensed Products or exclude the purchase by Friday's of products produced by any other supplier.

19.6 No Benefits. In connection with its performance of this Agreement, neither party will make any payments to, or confer or offer to confer any benefits upon, any employee, agent or fiduciary of the other party or of any third party, including any government agency or instrumentality thereof, with the intent to influence the conduct of such employee, agency or fiduciary in relation to the business or affairs of such party or of a third party in connection with this Agreement.

CONFIDENTIAL INFORMATION OF FRIDAY'S - 32 -

B-33

20. GOVERNING LAW; JURISDICTION

This Agreement and the legal relationship between the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to conflicts of law principles. Both parties consent to personal jurisdiction in the state and federal courts located in the State of Texas and agree that any action under this Agreement will be brought exclusively in the state or federal courts of Dallas County, Texas. The prevailing party in any legal proceeding or litigation shall be entitled to seek reimbursement of its fees and costs from the non-prevailing party.

21. MISCELLANEOUS

21.1 Notices. All notices, consents, requests, instructions, approvals and other communications (collectively "Notice") required or allowed hereby or provided for herein must be made in writing and shall be deemed duly given for all purposes (1) on the date of delivery, if delivered personally or by overnight courier delivery; (2) on the date of transmission by facsimile or email transmission service, provided a confirmation copy is also sent no later than the next business day by postage paid, return receipt requested first-class mail; or (3) five (5) Business Days after the date of deposit in the United States mail, return receipt requested, postage prepaid. All notices, statements and payments to be sent to the parties hereunder shall be addressed to the parties at the addresses set forth below or at such other address as the parties shall designate in writing from time to time.

If to Friday's:	TGI Friday's Inc. 19111 Dallas Parkway, Suite 165 Dallas, Texas 75287 Attention: General Counsel Email: LegalNotices@fridays.com
If to Licensee:	Artisan Beverages Inc. 2140 South Dupont Highway Camden, Delaware 19934 Attention: Brian Johnston

21.2 Complete Agreement. This Agreement (including the attached Exhibits) sets forth the entire agreement of the parties hereto and there exists no other written or oral agreement or understanding concerning the subject matter hereof. This Agreement may not be modified except by a written instrument signed by Friday's and Licensee.

21.3 Non-Waiver. No waiver by either party, whether express or implied, of any provision in this Agreement, or of any breach or default, shall constitute a continuing waiver of such provision or of any other provisions of this Agreement. No waiver of any of the provisions of this Agreement shall be valid unless in writing signed by the party against whom the waiver is sought to be enforced.

21.4 Severability. If any term, clause or provision of this Agreement should be held or judged by a court or authority having jurisdiction over the parties or over this Agreement to be

CONFIDENTIAL INFORMATION OF FRIDAY'S - 33 -

B-34

illegal, invalid or unenforceable, such unenforceable term, clause or provision shall not affect the validity of any other terms, clauses or provisions of this Agreement.

21.5 Third-Party Beneficiaries. Nothing in this Agreement shall entitle any person, other than the parties to this Agreement and their respective successors and permitted assignees, to any claim, cause of action, remedy or right of any kind under this Agreement. Both Licensor and Licensee hereby acknowledge and agree that TGI Fridays Franchisor, LLC and any party entitled to exercise TGI Fridays Franchisor, LLC's rights shall be a third-party beneficiary of the rights (but none of the duties, obligations or liabilities) of TGI Friday's Inc. arising hereunder.

21.6 Descriptive Headings and References. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. All references herein to the masculine, neuter or singular shall be construed to include masculine, feminine, neuter or plural.

21.7 No Strict Construction. The language used in this Agreement will be deemed the language chosen by the parties hereto to express their mutual intent, each having an equal opportunity to participate in the drafting of the provisions hereof. Accordingly, in the construing of this Agreement, neither party shall be presumed or deemed to be the "drafter" or "preparer" hereof and no rule of strict construction will be applied against any party.

21.8 Counterparts and Binding Effect. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same document. Facsimile or scanned copies of the parties' signatures shall be as binding as originals.

[SIGNATURES ON FOLLOWING PAGE]

CONFIDENTIAL INFORMATION OF FRIDAY'S

- 34 -

B-35

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

FRIDAY'S:	LICENSEE:
TGI FRIDAY'S INC.,	ARTISAN BEVERAGES, INC.,
A New York corporation	A Delaware corporation
By: Jennifer Rote	By: Brian Johnston
Name: Jennifer Rote	Name: Brian Johnston
Title: SVP, General Counsel	Title: CEO

Exhibits:

Exhibit A - **Marks**

Exhibit B - **Subcontractor Agreement**

Exhibit C - Standards of Manufacturing Practices

Exhibit D - Form of Royalty Statement

Exhibit E - Artwork Assignment Agreement

Exhibit F - Friday's Brand Guide

Exhibit G - Licensee Approval and Expectations Manual

Exhibit H - Continuing Pure Food Guarantee

Exhibit I - Finished Product Specification

Exhibit J - Friday's QA General Requirements

Exhibit K - Licensee's Intellectual Property Created Prior to the Effective Date

CONFIDENTIAL INFORMATION OF FRIDAY'S - 35 -

B-36

EXHIBIT A

MARKS

Trademark	Image	Class(es)	Status	Country	Reg Date	Reg #
Argentina						
TGI FRIDAYS and Design (Brick)		29	Registered	Argentina	Nov 4 2015	2765866
TGI FRIDAYS and Design (Brick)		30	Registered	Argentina	Nov 4 2015	2765867
TGI FRIDAYS and Design (Brick)		43	Registered	Argentina	Nov 4 2015	2765868
Belize						
TGI FRIDAYS and Design (Brick)		29, 43	Registered	Belize	Apr 27 2015	11363.14
Brazil						
TGI FRIDAYS and Design (Brick)		25	Registered	Brazil	Jun 28 2016	840657870
TGI FRIDAYS and Design (Brick)		33	Registered	Brazil	Jun 28 2016	840657951
TGI FRIDAYS and Design (Brick)		43	Registered	Brazil	Jun 28 2016	840658117
TGI FRIDAYS and Design (Brick)		29	Registered	Brazil	Jan 2 2018	908638159
TGI FRIDAYS and Design (Brick)		30	Registered	Brazil	Jan 2 2018	908638230
Canada						
TGI FRIDAYS and Design (Brick)			Registered	Canada	Oct 4 2018	TMA1006115
Chile						
TGI FRIDAYS and Design (Brick)		43	Registered	Chile	Jun 19 2014	1106030
TGI FRIDAYS and Design (Brick)		25	Registered	Chile	Jun 19 2014	1106122
TGI FRIDAYS and Design (Brick)		33	Registered	Chile	Jun 19 2014	1106032
TGI FRIDAYS and Design (Brick)		32	Registered	Chile	Jun 19 2014	1106034

B-37

TGI FRIDAYS and Design (Brick)		29, 30	Registered	Chile	Aug 19 2015	1176190
Colombia						
TGI FRIDAYS and Design (Brick)		43	Registered	Colombia	Oct 17 2014	505226
TGI FRIDAYS and Design (Brick)		29, 30	Registered	Colombia	Sep 16 2013	1207015
Cuba						
TGI FRIDAYS and Design (Brick)		29, 30, 33, 43	Registered	Cuba	Sep 16 2013	1207015
Dominican Republic						
TGI FRIDAYS and Design (Brick)		29, 30	Registered	Dominican Republic	Oct 1 2015	224640
TGI FRIDAYS and Design (Brick)		43	Registered	Dominican Republic	Oct 1 2015	224892
Ecuador						
TGI FRIDAYS and Design (Brick)		43	Registered	Ecuador	Jul 3 2014	2357-14
TGI FRIDAYS and Design (Brick)		29	Registered	Ecuador	May 10 2019	2019_TI_ 4609
TGI FRIDAYS and Design (Brick)		30	Registered	Ecuador	Jul 28 2017	IEPI-2017TI7878
Jamaica						
TGI FRIDAYS and Design (Brick)		29, 30	Registered	Jamaica	May 17 2016	67755
TGI FRIDAYS and Design (Brick)		43	Registered	Jamaica	May 17 2016	67756
Mexico						
TGI FRIDAYS and Design (Brick)		29	Registered	Mexico	Jan 16 2014	1426849
TGI FRIDAYS and Design (Brick)		30	Registered	Mexico	Jan 14 2015	1506145
TGI FRIDAYS and Design (Brick)		32	Registered	Mexico	Jan 22 2014	1428637
TGI FRIDAYS and Design (Brick)		33	Registered	Mexico	Jan 22 2014	1428638
TGI FRIDAYS and Design (Brick)		43	Registered	Mexico	Jan 22 2014	1428639
TGI FRIDAYS and Design (Brick)		35	Registered	Mexico	May 14 2015	1538142
Panama

B-38

TGI FRIDAYS and Design (Brick)		29	Registered	Panama	Feb 4 2015	233675-01
TGI FRIDAYS and Design (Brick)		43	Registered	Panama	Feb 9 2015	233677-01
TGI FRIDAYS and Design (Brick)		30	Registered	Panama	May 9 2016	242881-01
Peru						
TGI FRIDAYS and Design (Brick)		43	Registered	Peru	Dec 27 2013	79942
TGI FRIDAYS and Design (Brick)		29	Registered	Peru	Mar 25 2015	222669
TGI FRIDAYS and Design (Brick)		30	Registered	Peru	Dec 15 2016	244892
Puerto Rico						
TGI FRIDAYS and Design (Brick)		32	Registered	Puerto Rico	Jan 26 2016	208203
TGI FRIDAYS and Design (Brick)		33	Registered	Puerto Rico	Jan 26 2016	208202
Trinidad & Tobago						
TGI FRIDAYS and Design (Brick)		29, 30	Registered	Trinidad & Tobago	Feb 24 2017	49915
TGI FRIDAYS and Design (Brick)		42	Registered	Trinidad & Tobago	Feb 24 2017	49916
United States of America						
TGI FRIDAYS and Design (Brick)		43	Registered	United States of America	Jun 3 2014	4,544,761
TGI FRIDAYS and Design (Brick)		9	Registered	United States of America	Jun 3 2014	4544763
TGI FRIDAYS and Design (Brick)		16	Registered	United States of America	Jun 10 2014	4,548,896
TGI FRIDAYS and Design (Brick)		25	Registered	United States of America	Jun 3 2014	4,544,764
TGI FRIDAYS and Design (Brick)		29	Registered	United States of America	Nov 29 2016	5091411
TGI FRIDAYS and Design (Brick)		30	Registered	United States of America	Dec 6 2016	5095702
TGI FRIDAYS and Design (Brick)		32	Registered	United States of America	Nov 29 2016	5,091,412

B-39

TGI FRIDAYS and Design (Brick)	33	Registered	United States of America	Nov 29 2016	5091413
TGI FRIDAYS and Design (Brick)	35	Registered	United States of America	Dec 16 2014	4,656,922
Venezuela					
TGI FRIDAYS and Design (Brick)	43	Registered	Venezuela	Jul 8 2016	S-063333
TGI FRIDAYS and Design (Brick)	30	Registered	Venezuela	Jul 8 2016	P-352739
TGI FRIDAYS and Design (Brick)	29	Registered	Venezuela	Jul 8 2016	P-352740

*WebTMS Infinity 53 Records Printed By KimMiller: Mar 1 2024 - 18:00:15 - Criteria: Trademark = *brick* + Country in "Argentina", "Belize", "Brazil", "Canada", "Cayman Islands", "Chile", "Colombia", "Cuba", "Dominican Republic", "Ecuador", "Haiti", "Jamaica", "Mexico", "Panama", "Peru", "Puerto Rico", "Trinidad & Tobago", "United States of America", "Venezuela" + EUTM = Yes + OAPI = Yes + Active / Inactive = Active - END OF REPORT*

All registrations and applications are held in the name of Friday's or its Affiliates.

B-40

EXHIBIT B

SUBCONTRACTOR AGREEMENT

This Subcontractor Agreement ("Agreement") is between ______________________ ("Licensee"), a licensee of TGI FRIDAY'S INC. ("Friday's"), a New York corporation, and ______________________("Subcontractor"), Licensee's independent contractor, whose address is ______________________________, who is licensed to manufacture or produce products which will bear or otherwise incorporate the trademarks owned by Friday's or its Affiliates ("Marks"). Hereinafter such licensed products shall be referred to as "Licensed Products".

Subject to the terms and conditions of the License Agreement between Licensee and Friday's (the "License"), Subcontractor may produce the following Licensed Product(s) (as defined in the License) for sale and/or distribution only to Licensee: ______________. Any other use, production, distribution, and/or sale of the Licensed Products may not be made unless with the prior written authorization of Friday's.

Subcontractor acknowledges that the Marks, copyrights, concepts, artworks, designs, images, tags, labels, packaging, hang tags, photographs, verbiage, recipes formulas, ingredient combinations, flavor profiles, storage requirements, or the like used in association with the Licensed Product, are Friday's or its Affiliates' sole and exclusive property. Subcontractor agrees not to contest the validity or distinctiveness of any of the Marks, assert ownership in any of the foregoing rights, or use any names or materials that are confusingly or substantially similar. Subcontractor recognizes the goodwill associated with the Marks, and agrees that any use of the Marks shall inure to the sole and exclusive benefit of Friday's and its Affiliates. Subcontractor agrees that any materials or information it receives relating to Friday's or the Licensed Products shall be deemed Confidential Information of Friday's and shall be protected as such.

All Licensed Products manufactured or produced by Subcontractor for Licensee shall be subject to all of the terms and conditions of the License, this Agreement and Friday's Standards of Manufacturing Practices, attached as Attachment 1 to this Agreement.

Subcontractor shall maintain separate, complete and accurate records of all activities and transactions arising out of the manufacture, distribution, sale and shipment of the Licensed Products ("Records"). Such Records shall be made available for inspection and audit by Friday's or its designee during normal business hours. Subcontractor agrees that its facilities, plants, premises, and manufacturing procedures and protocols shall be made available for inspection and audit by Friday's or its designee during normal business hours to verify Subcontractor's compliance with the License and Friday's quality standards.

Subcontractor acknowledges and agrees that if it violates any term or condition of this Agreement, its right to continue using any Marks or rights of Friday's or its Affiliates shall cease immediately and permanently, that irreparable injury to Friday's shall occur if Subcontractor's use continues, and that Friday's shall be entitled to temporary, preliminary and permanent injunctive relief, plus an award for damages, costs and reasonable attorneys' fees arising from any such violation.

B-41

This Agreement shall automatically terminate upon termination of the License Agreement unless sooner terminated by Licensee or Friday's upon written notice to Subcontractor.

SUBCONTRACTOR:	LICENSEE:
______________________	______________________
By:____________________	By: ____________________
Date:__________________	Date:__________________

Exhibit B - Page 2

B-42

EXHIBIT C

STANDARDS OF MANUFACTURING PRACTICES

Overview

In order to maintain high standards for decent and humane working conditions in the manufacturing operations of TGI FRIDAY'S INC. ("Friday's) or its licensees, Friday's has established specific guidelines for its licensees' manufacturing subcontractors around the world. Friday's supplier selection process requires all factories with which Friday's or its licensees contracts to operate in compliance with local laws and, in addition, to meet these *Standards of Manufacturing Practices* through a monitored certification process.

Friday's believes that the following set of standards will ensure that decent and humane working conditions are provided to the employees of the factories with which Friday's or its licensees contracts. Where a factory is found to be in violation of the *Standards,* corrective action will be initiated and unless the violation is promptly corrected, Friday's may require the licensee to cease to do business with the offending factory. Friday's believes that consumers can have confidence that products manufactured in compliance with these standards are not produced under exploitative or inhumane conditions.

Standards of Practice

Forced Labor

MANUFACTURER certifies that it does not use any forced labor - prison, indentured, bonded or otherwise.

Child Labor

MANUFACTURER certifies that no person shall be employed in any factory at an age younger than 15 (or 14 where the law of the country of manufacture allows) or younger than the age for completing compulsory education in the country of manufacture where such age is higher than 15.

Harassment or Abuse

MANUFACTURER certifies every employee shall be treated with respect and dignity. No employee shall be subject to any physical, sexual, psychological or verbal harassment or abuse.

Nondiscrimination

MANUFACTURER certifies that no person shall be subject to any discrimination in employment, including hiring, salary, benefits, advancement, discipline, termination or retirement, on the basis of race, religion, gender, age, disability, sexual orientation, nationality, political opinion, or social or ethnic origin.

B-43

Health and Safety
MANUFACTURER certifies that workers will be provided a safe and healthy working environment to prevent accidents and injury to health arising out of, linked with, or occurring in the course of work or as a result of the operation of contractors' facilities.

Freedom of Association and Collective Bargaining
MANUFACTURER certifies that employees' rights to freedom of association and collective bargaining will be recognized and respected.

Wages and Benefits
MANUFACTURER certifies that employees will be paid at least the minimum wage required by local law, or the prevailing industry wage, whichever is higher.

Hours of Work/Overtime
MANUFACTURER certifies that it complies with regulations concerning work hours mandated by local laws and uses overtime only when employees are compensated according to local law. MANUFACTURER further certifies that it will not allow employees to exceed the maximum number of overtime hours provided by local law.

Benefits
MANUFACTURER certifies that it complies with all provisions for legally-mandated benefits, including but not limited to health care; child care; sick leave; contributions for social security; life, health, worker's compensation and other insurance mandated by local law.

Environment
MANUFACTURER certifies that it complies with applicable country environmental regulations.

Documentation and Inspection
MANUFACTURER agrees to:

(A) Certify to Friday's on an annual basis in writing that each of the above-listed *Standards* is being met.
(B) Consent to and permit two (2) unannounced surprise inspections of each factory by Friday's representatives per year.
(C) Consent to and permit inspections and audits of its factories, facilities, plants and premises by Friday's or its representatives.
(D) Maintain on file such documentation as may be needed to demonstrate compliance with these *Standards of Manufacturing Practices.*
(E) Make these documents available in the English language to Friday's for audit inspection upon request.
(F) Provide employees with the opportunity to report noncompliance with the workplace standards outlined herein, free from punishment or prejudice for so doing.
(G) Post the *Standards* in the language of the country of manufacture in a common area accessible by all employees.

Exhibit C - Page 2

B-44

EXHIBIT D

FORM OF ROYALTY STATEMENT

[see next page]

B-45

LICENSEE NAME:
LICENSOR NAME:
CONTRACT #:
REPORTING PERIOD: MM/DD/YY TO MM/DD/YY
TERRITORY:
CATEGORY:
ROYALTY RATE: 0.00%

ROYALTY REPORT FORM -- US BASED LICENSEES

Sku#	Description	Price/Unit	Net Units Sold	Gross Sales	Sales Returns/ Allowances	Net Sales	Total Royalties
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
TOTAL			0	$0.00	$0.00	$0.00	$0.00

Total Net Sales	$0.00
x Royalty Rate	0.0%
Royalties Due	0.00
Less Advances	(0.00)
Total Royalties Due	$0.00

Signature of Authorized Officer Certifying Forgoing to be accurate ______________________

Name: ______________________

Title: ______________________

Exhibit D - Page 2

B-46

EXHIBIT E

ASSIGNMENT AGREEMENT

IN CONSIDERATION OF Ten Dollars ($10.00) and other good and valuable consideration paid or to be paid to ______________________________ (the "Contractor") by ____________________("Company"), the parties hereto agree as follows:

(a) Contractor represents and warrants that Contractor will create all ______________ to be submitted by Contractor hereafter to Company, including, without limitation, all ______________ and ______________ done and to be done in connection with a property of ____________________ known as ____________________. (All such materials created by Contractor and all drafts, outlines, and other preparatory materials shall collectively be called the "Work" herein). Contractor warrants and represents that the Work shall be original to Contractor, owned exclusively by Contractor, and shall not infringe the rights of any third parties.

(b) The Work is and shall be considered a "work made for hire" (as defined in the United States Copyright Act, 17 U.S.C. § 101 et seq., as amended, and as otherwise defined under applicable copyright laws, if laws of a jurisdiction other than the United States apply) for ______________ and ____________________ owns and shall own all right, title and interest in and to the Work and the results and proceeds of Contractor's services rendered in connection therewith, including, without limitation, all copyrights and renewals and extensions of copyright therein.

(c) To the extent that any such ownership in such Work does not vest in ______________ as a "work made for hire", Contractor hereby assigns and transfers in whole to ______________, all right, title, and interest in and to such Work and the results and proceeds thereof to the extent that Contractor has, had, or will have any interest therein, including without limitation, all intellectual property rights, copyrights and renewals and extensions of copyright therein in all media whether known or unknown throughout the world in perpetuity.

(d) The Work may be registered for copyright in the name of ____________________, and ________________ shall own and possess all physical material in which or on which the Work is embodied or reproduced, by or on behalf of Contractor. _________ shall have the exclusive right forever throughout the universe to change, adapt, modify, use, combine with other material, and otherwise exploit the Work in all media and by all means, whether now known or hereafter invented or developed. Contractor hereby waives any and all claims that Contractor may have now or may hereafter have in any jurisdiction to so-called "moral rights" or "droit moral" with respect to the Work, and to the results and proceeds thereof.

(e) Any further compensation paid or to be paid to Contractor for services rendered in connection with the Work shall be described in a separate writing or writings. This Agreement shall constitute the entire understanding between the parties. This Agreement

B-47

may not be altered, modified or changed in any way without the express written consent of both parties and shall be construed in accordance with the laws of the State of New York applicable to agreements executed and wholly performed therein without regard to conflicts of laws principles.

(f) When requested by Company, or _______________, Contractor shall perform all such acts and things and sign all documents and certificates which the Company or __________ may reasonably request in order to carry out the intent and purpose of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement.

COMPANY:	CONTRACTOR:
BY: ______________________	BY:
ITS: ______________________	ITS:
DATE: ____________________	DATE:

If Contractor is an Individual:

ACKNOWLEDGEMENT

STATE OF _________)
COUNTY OF ________)

Be it remembered on this ____ day of ____, 2___, before me, the subscriber, a Notary Public authorized to take acknowledgements and proofs in said county and state, personally appeared ___________________, to me known or proved to me on the basis of satisfactory evidence, who being by me duly sworn according to law, on his/her oath does depose and make proof of my satisfaction that he/she is Assignor in the foregoing instrument, and that he/she signed and delivered the instrument as his/her voluntary act and deed.

____
Notary Public in said Jurisdiction

Exhibit E - Page 2

B-48

If Contractor is an Entity:

ACKNOWLEDGEMENT

STATE OF _________
)
COUNTY OF ________)

Be it remembered on this ____ day of ____, 2___, before me, the subscriber, a Notary Public authorized to take acknowledgements and proofs in said county and state, personally appeared __________, to me known, who being by me duly sworn according to law, on his/her oath does depose and make proof of my satisfaction that h/she was at the time of the execution thereof the ________ of ______________, the assignor in the foregoing instrument; and that h/she signed and delivered the instrument as the voluntary act and deed of said corporation, by virtue of his/her authority.

____
Notary Public

Exhibit E - Page 3

B-49

EXHIBIT F

FRIDAY'S BRAND GUIDE

[separate document on following pages]

B-50

EXHIBIT G

LICENSEE APPROVAL AND EXPECTATIONS MANUAL

1. Scope

Friday's takes great pride in ensuring that every one of our guests leaves happy. We consider our licensee community to be an extension of our company. The ability of our licensees to consistently deliver safe and high quality products is critically important to the continued success of our goal. Enclosed are our Licensee Approval and Expectations Manual. This document is intended to identify Friday's expectations of food safety programs, quality policies and specifications for our licensee community. Satisfactory compliance with the stated expectations in this manual will be determined, in Friday' discretion, by Friday's Quality Assurance Department and/or third party compliance auditors. Friday's reserves the right to periodically update these expectations. Many of the expectations in this manual are based on regulatory requirements or industry best practices. This manual does not eliminate a licensee's responsibility to comply with all applicable federal, state, and local laws, rules and regulations, industry practices and contract obligations.

2. Licensee Approval Procedures

Completion of each of the Licensee Approval Procedures listed below is necessary for those companies that wish to become an approved licensee for Friday's. All paperwork should be sent to Friday's or its representative as noted below in a timely manner so as to have sufficient time for review and feedback if necessary before product implementation. You may retain copies of all completed and signed documents for your own reference and files.

2.1 **Friday's Mutual Nondisclosure Agreement** – 2 copies, signed, dated and sent to Friday's

2.2 Data Management System

2.2.1 All licensees will be required to sign up with Friday's supply chain collaboration tool . This service is utilized for maintenance of QA documentation including but not limited to plant audits, product specifications, letters of guarantee and certificates of insurance.

2.2.2 Intentionally omitted.

2.3 **Pure Food Guaranty** (attached) **-** Licensee shall apply this document to their company letterhead and upload to supply chain collaboration tool.

2.4 **Friday's Licensee Requirements** – Licensee shall sign and date the last page of this document and upload to supply chain collaboration tool.

2.5 **Licensee Contact List** – Licensee will be responsible for uploading and maintaining a list of current supplier contacts including sales, QA and recall contacts to the supply chain collaboration tool. This list shall include contact, title, phone number, email

B-51

address and physical location. All operation and distribution sites shall be listed along with their physical address and general phone number.

2.6 Certificate of Insurance

2.6.1 The licensee will be responsible for uploading a certificate of insurance to the supply chain collaboration tool on an annual basis.

2.6.2 Comprehensive general liability insurance policy, including liability coverage and contractual liability coverage, in compliance with the insurance requirements in License Agreement.

2.6.3 Verbiage designating Friday's, its Affiliates, and their officers, directors, employees, and agents on certificates of insurance should include "TGI Friday's Inc., TGI Fridays Franchisor, LLC, their Affiliates, and their officers, directors, employees, and agents, collectively the additional insured."

2.7 Plant Audit

2.7.1 A food safety audit must be completed prior to final licensee approval and uploaded to supply chain collaboration tool. The audit shall be performed by an approved third party auditor (Silliker, Cook and Thurber, FPA Safe, Steritech, SQF, BRC, Dutch HACCP, AIB (bakeries only), Randolph and Associates (dairy licensees only) and/or Friday's QA. A passing score will be defined as achieving at least a 90% score.

2.7.2 An animal welfare audit is required for all beef, pork, chicken and egg supplier locations. Further processors will need to have a supplier approval program in place covering Friday's requirements for animal welfare. Audit type will be reviewed by Friday's QA and approved on a case by case basis. See Licensee Requirements listed below for more information.

2.7.3 The cost of the third party food safety audit will be approximately $1200.00 and will be paid by the licensee. All information and auditing must be completed and on file a minimum of 30 days prior to granting approval.

2.7.4 Future audits will take place on an annual basis, however, if product evaluations indicate that there may be safety or quality issues, the frequency may be increased and the costs of all audits and related expenses will be charged to the licensee. Please see page 6 for more information on customer audits.

2.7.5 Additional audit information is located below under Licensee Requirements.

2.8 Completed Specification Form

2.8.1 Specification and nutritional analysis forms will be forwarded to the licensee for completion for each approved product.

2.8.2 Completed specification and nutritional forms and a copy of the case label must be approved by Friday's QA before product is shipped to distribution centers. These forms shall be uploaded to the supply chain collaboration tool.

2.8.3 The licensee must have the capability either in-house or via third party accredited laboratory to perform physical, chemical and microbiological testing in order to ensure precise adherence to all parameters of the specifications.

2.8.4 Additional documentation that may be requested by Friday's QA includes, but is not limited to the following:

Exhibit G - Page 2

B-52

- ✓ Raw material specifications
- ✓ Production/QA records
- ✓ Flow charts
- ✓ QA/laboratory testing documentation

3. Licensee Requirements

3.1 Regulatory

3.1.1 The licensee agrees that no article of food sold to its affiliates or charges will be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act of 1938 as amended; the Federal Fair Packaging and Labeling Act or within the meaning of any state food and drug law; during procurement, production, storage or transportation.

3.1.2 The product shall be processed in accordance with Title 21, Part 110, of the United States Code of Federal Regulations; "Current Good Manufacturing Practices (Sanitation) in Manufacturing, Processing, Packaging or Holding Human Food."

3.1.3 Licensees shall conform to the appropriate Environmental Protection Agency regulations. All residue levels of pesticides, fungicides and herbicides shall be within tolerances established by the FDA in the Federal Register and/or the Code of Federal Regulations.

3.1.4 All Meat and Poultry vendors must be inspected by the USDA as defined by Title 9, CFR, and Parts 300-399 and have an approved HACCP program as required by Title 9, CFR, Part 417 and a sanitation program as required by Title 9, CFR, Part 416.

3.1.5 Finished product labels must conform to the requirements of Title 21, CFR, Part 101 and/or any other regulatory laws and/or standards that may be applicable.

3.1.6 All licensees will be required to have an effective and verifiable HACCP program for all items made bearing Friday's marks. Guidelines for the HACCP program will be based National Advisory Committee on Microbiological Criteria for Foods (NACMCF) 1998.

3.2 Facilities and Personnel

3.2.1 The plant buildings and roofs shall be suitable in construction and designed to facilitate maintenance and sanitary operations. Interior floors, walls, and ceilings shall be constructed of materials that can be adequately cleaned and maintained in good repair. All plant equipment and utensils shall be designed and constructed to prevent contamination to food products.

3.2.2 Any change in production facility, equipment or process will require written notification and approval from Friday's QA.

3.2.3 The use of all co-packers or outside storage facilities must be communicated to Friday's QA. These facilities will be held to the same quality standards as the manufacturing plant itself.

3.2.4 The licensee is responsible for maintaining a designated individual and/or team for oversight of all QA and food safety aspects for the production plant.

Exhibit G - Page 3

B-53

3.2.5 Employees who exhibit symptoms of injury or illness that can affect food products must not be allowed to work in areas where product could be impacted.

3.2.6 Open sores, cuts, and other lesions must be covered with clean and impermeable coverings.

3.2.7 Individuals with diseases that are transmissible through food are not allowed to handle exposed food. Included are Salmonella Typhi, Shigella sp., SHIGA TOXIN-PRODUCING Escherichia coli, Norovirus and the hepatitis A virus.

3.3 Food Safety / Quality Systems Audit

3.3.1 An annual third party food safety audit with a passing score of 90% or better is required. If a licensee does not pass on the 1st audit they will be placed on quality probation and be required to have a 2nd audit within 90 days (all audits are paid for by the licensee). If the licensee does not pass the second audit further probation may be warranted and/or suspension of the licensee approval.

3.3.2 Approved third party auditors include Silliker, Cook and Thurber, FPA Safe, Steritech, Randolph and Associates (dairy only), SQF, BRC, Dutch HACCP and AIB (bakery only).

3.3.3 Root cause analysis and corrective actions of all audit deficiencies must be submitted to Friday's QA within 2 weeks of the time that the audit results are received by the plant.

3.3.4 Friday's QA has the right to inspect the manufacturer's facilities on an announced or unannounced basis. All facility programs and records shall be readily accessible for review upon reasonable request by Friday's QA.

3.4 Animal Welfare

3.4.1 Friday's is committed to selecting licensees who are focused on ensuring the well-being, proper handling and humane slaughter of all the animals that are used in our food products. It is our goal to work only with licensees who can provide an environment designed to eliminate any unnecessary harm and suffering to animals within their operations.

3.4.2 All applicable licensees are required to submit a letter or policy stating the company's position and requirements for animal welfare. This form will be uploaded to supply chain collaboration tool.

3.4.3 All applicable licensees are required to undergo an annual animal welfare audit. Further processors will need to have a written supplier approval program in place requiring annual animal welfare audits from their suppliers. Audit type will be reviewed by Friday's QA and will be approved on a case by case basis. The written program shall be submitted to Friday's QA for approval.

3.5 Product Quality Audit

3.5.1 Friday's QA reserves the right to have some licensees undergo a Product Quality Audit by a designated third party auditing service.

3.5.2 The purpose of the audit is to verify that the licensee is complying with standard operating procedures as well as specifications.

3.5.3 The audit will consist of record and program reviews as well as visual observations of standard operating procedures.

Exhibit G - Page 4

B-54

3.5.4 The frequency and content of the audit will be determined on a case by case basis depending on the product volume and critical nature of the food items to the menu.

3.6 Specifications

3.6.1 The specifications are guidelines for the performance of product. It is critical that product meet Friday's performance, flavor and appearance requirements in the opinion of Friday's. Variance to this requirement is a critical defect and grounds for product rejection, increased inspection by Friday's QA or possible probation or dismissal as a licensee to Friday's.

3.6.2 The licensee must have established procedures for the identification, segregation and disposition of non-conforming products. Written approval from Friday's QA is required to distribute any product that does not conform to Friday's' specifications.

3.6.3 The licensee must have the capabilities either in house or via a third party accredited laboratory to perform physical, chemical and microbiological testing in order to ensure precise adherence to all attributes of the product specifications. The licensee is responsible for completing all product testing at the stated frequency listed on the specification.

3.6.4 Processing parameters or in-process measurements shall be established, validated, and verified at a determined frequency to meet all appropriate requirements. Adequate statistical process control shall be implemented where applicable to improve product consistency, reduce process variation and improve overall capability of the process.

3.6.5 All requested specification changes and variances are to be submitted in writing to Friday's QA. Most instances of process or formulation change will necessitate a sample approval by Friday's QA before shipping affected products. The licensee must have written approval from Friday's QA before proceeding with a specification change or variance.

3.6.6 All products shall undergo complete organoleptic evaluation by the licensee's QA and/or Operations personnel as defined by the parameters of the written specifications and frequency agreed upon by the licensee and Friday's QA. The licensee must have equivalent cooking equipment on-site to test prepared foods against the finished product standards. Friday's QA maintains absolute discretion to approve the acceptability of the vendor's cooking equipment.

3.6.7 A check weight program must be in place to ensure that individual pieces and net weights of the cases meet specified and labeled weights.

3.6.8 The licensee must perform end-point shelf life validation studies on the initial production run for each new product. The shelf life validation studies must entail both microbiological and organoleptic attributes. Licensees are generally expected to have shelf life histories on existing products.

3.6.9 Licensees shall have documented procedures and controls to prevent the shipment of non-conforming products.

3.6.10 All cases of finished product must be protected with tamper evident tape or equivalent.

Exhibit G - Page 5

B-55

3.6.11 Retainer samples must be kept for each lot of product where required by Friday's QA for so long as the product is within its stated shelf life.

3.7 Label Approval

3.7.1 The licensee's complete package label and ingredient statement must be approved by Friday's QA before final product approval is given.

3.7.2 All ingredients known for causing food allergies and/or sensitivities in a product must be clearly identified as required by law and communicated to Friday's QA on the product specification.

3.7.3 Licensees are accountable for complying with all federal, state and local regulations regarding labeling. Licensees are legally responsible for the accuracy of all information on products.

3.8 Traceability and Recall

3.8.1 The licensee must have a written recall/withdrawal program for the purpose of removing any foods or beverages from distribution that are determined to have food safety and/or quality issues. **Notify Friday's QA immediately in the event of a product recall/withdrawal.**

3.8.2 The licensee must have an effective plan in place for tracing all raw materials and finished products throughout their entire history.

3.8.3 The licensee must have a coding system in place. A complete description of the coding system must be outlined in the product specification.

3.8.4 The preferred coding system is an "open code date" and "use by date" clearly showing the month, day and year as well as the time on both primary and secondary packaging units.

3.8.5 The licensee shall provide a current contact list of all recall personnel and 24/7 contact information. This list shall be updated through the supply chain collaboration tool as needed.

3.8.6 The licensee must conduct a mock recall with a two hour time limit at a minimum frequency of once a year in order to determine the effectiveness of the program. The mock recall procedures and records shall be maintained by the licensee and available for review.

3.9 Documentation

3.9.1 A written quality and food safety management system must be documented, kept up to date and maintained at the licensee's facility.

3.9.2 Records shall be established and maintained to provide conformity to requirements and of the effective operation of the quality management system. These records shall include all testing requirements as outlined in the product specifications.

3.9.3 All records related to the production and quality of products made bearing Friday's marks must be retained on file by the licensee for a minimum of two years and be available for review by Friday's QA.

3.10 Complaint Resolution

Exhibit G - Page 6

B-56

3.10.1 The licensee shall have processes and procedures in place to manage customer complaints. The processes shall be established to collect, track and address the complaints and to identify improvement opportunities.

3.10.2 Quick and accurate responses to any complaints concerning products made bearing Friday's marks is required; this would include response to the reporting of any complaint within 24 hours of said report and a written root cause analysis and corrective action plan in place where required within 72 hours of notification from Friday's QA. A standardized corrective action form will be forwarded to Friday's for documentation purposes.

______________________________ __________________________

Authorized Licensee Representative Date

Exhibit G - Page 7

B-57

EXHIBIT H

CONTINUING PURE GOOD GUARANTY

(Place on company letterhead, sign and return to Friday's)

1. In consideration of sales by Licensee of articles subject to the Federal Food, Drug, and Cosmetic Act (approved June 25, 1938 and all acts and/or promulgated rules amending or supplementing the same), the article comprising each shipment or other delivery hereafter made by Licensee is guaranteed, as of the date of such shipment or delivery, to be, on such date, (a) not adulterated or misbranded within the meaning of said Federal Act; (b) not an article which may not, under the provisions of sections 404 or 505 of said Federal Act, be introduced into interstate commerce; and (c) not adulterated or misbranded within the meaning of laws or ordinances of the state or city to which such article is shipped by Seller, the adulteration and misbranding provisions of which are substantially the same as those found in the Federal Act.

2. This guaranty is executed by Licensee subject to the condition that if an article is delivered, designed or furnished by Friday's, Seller's responsibility for misbranding shall be limited to that resulting from the failure of the article to conform to the standard, if any, for the product, the purchase specifications or the statements contained on such label.

3. This guaranty replaces any continuing guaranties, described in paragraph 1 previously given by Licensee to Friday's and shall continue in effect until the receipt of its written revocation.

Dated:

Licensee: ________________________

By: ____________________________

Title: __________________________

Address:

B-58

EXHIBIT I

FINISHED PRODUCT SPECIFICATION

Product Name: Vendor Product Number: GTIN #:	Date: Revision Date: Revision #: Changes will be Highlighted

Approved

Company Name
Plant Location Here

USDA Establishment Number

Is this a co-packed item: Yes ☐ **No** ☐

(* Double click box to check)

If Yes, please list supplier name and address below

Product Category:

☐ Ready to Eat ☐ Ready to Cook

Coding

All products will be identified and coded on all interior and exterior packages. Code will be clear, legible and printed in an appropriately identifiable color. Preferred method for interior and exteriors packaging is Open Code Date and Use-By Date.

	Location	Example	Interpretation
Interior Pack Code Date			
Exterior Pack Code Date			

Storage:

Plant storage: ☐ Frozen ☐ Refrigerated ☐ Shelf-Stable
Distribution storage: ☐ Frozen ☐ Refrigerated ☐ Shelf-Stable

Shelf-Life:

☐ Shelf-Stable = _____ days @ _____ ◦ F ☐ Refrigerated = ______ days @ ______ ◦ F

☐ Frozen = _____ days @ _____ ◦ F ☐ Opened Refrigerated = ______ days @ _____ ◦ F

☐ Opened Shelf Stable = _____ days @ _____ ◦ F

B-59

☐ ______Minimum Shelf Life to distribution ☐ ______Minimum shelf life in stores

Transportation:

Formulation (what is the % breakdown for each ingredient)

%	Ingredient	Approved Supplier	Key Specifications

Proprietary to Friday's? **Yes** ☐ **No** ☐

Raw Material (list standards for the raw materials):

Ingredient	QA Check	Limits	Frequency of Check

Product Testing Performed by Supplier

Lab Testing

Microbiological Testing	Typical	Upper Limit	Test Method	Frequency of In House Testing

Exhibit I - Page 2

B-60

Physical Test	**Target**	**Minimum**	**Maximum**	**Frequency of In House Testing**

* Need to list where measurements are taken & how measurements are taken (frozen, thawed), etc.

Chemical Test	**Target**	**Minimum**	**Maximum**	**Test Method**	**Frequency of In House Testing**

Organoleptic Testing

Attribute	**Method**	**Characteristics**	**Frequency of Check**

Retain Samples

Frequency samples are retained:

☐ **Unable to keep retains.**

Defect Testing

Attribute	**Test Method**	**Acceptable Range**	**Frequency of Check**

Metal Detection

Exhibit I - Page 3

B-61

Ferrous	Non-Ferrous	Stainless Steel	
Sensitivity	**Sensitivity**	**Grade**	**Sensitivity**

<u>Processing Specifications</u> (What detailed process procedures are needed to make this product)

<u>Finished Product Specifications</u> (what are the standards for the finished product)

1. Primary Packaging Container Description:
2. Secondary Packaging Container Description:
3. Units per a Case:
4. Case Net Weight:
5. Case Dimensions:
6. Tie x High:

Tamper Evident Packaging: **Yes** ☐ **No** ☐

If yes, please describe: ____________________________________

All items should include tamper evident tape, glue or box bands. Exceptions can be made for stock items

<u>Ingredients:</u> ____________________________

<u>Allergens:</u> ____________________________

Please list any allergens present in the product:____________________________

<u>Yes</u> <u>No</u>

☐ ☐ **Manufactured on a line/facility that processes Peanuts**
☐ ☐ **Manufactured on a line/facility that processes Tree Nuts**
☐ ☐ **Contains MSG**
☐ ☐ **Vegan**
☐ ☐ **Gluten-free**
☐ ☐ **GMO-free**

Exhibit I - Page 4

B-62

Label Template:

*** If applicable or dependent on product requirements**
****Explanation of product pack and size**
*****Lot number either on label or case AND on individual bags**
******Direction on whether to use Friday's logo or suppliers to be given by Friday's QA Department.**

Arial font to be used.

All labels must be approved by the QA department prior to printing. This label is an example.

Bar Code (UPC)
###########
Item Number
Safe Handling
(*)
Description: Product Name
Ingredient Statement
USD
A
Lot Number/Code Date ***
Supplier Name&Address
KEEP FROZEN
(*)
NET WT LBS

<u>Specification Revisions:</u>

Exhibit I - Page 5

B-63

EXHIBIT J

FRIDAY'S QA GENERAL REQUIREMENTS

1. Licensee agrees that no article of food sold will be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act of 1938 as amended; the Federal Fair Packaging and Labeling Act or within the meaning of any state food and drug law; during procurement, production, storage or transportation.
2. The product shall be processed in accordance with Title 21, Part 110, of the United States Code of Federal Regulations; "Current Good Manufacturing Practice (Sanitation) in Manufacturing, Processing, Packaging or Holding Human Food."
3. Production of food products with Friday's Marks shall only take place at physical facilities approved by Friday's QA or their designees.
4. The manufacturer's complete case label and ingredient statement and suppliers thereof, must be on file with Friday's. The ingredients and suppliers shall not be altered without prior notification and written approval by Friday's. Process or formulation change will necessitate a sample approval by Friday's before shipping affected products.
5. It is the responsibility of the manufacturer to conduct inspections of all raw materials against the requirements described in this specification to assure the quality and safety of all raw materials before being accepted for use into the plant. If raw materials are not in compliance with Friday's specifications, they must be analyzed within the plant for all critical attributes before being used in any Friday's Licensed Products.
6. The manufacturer must have the capabilities to perform physical, chemical and microbiological testing in order to ensure precise adherence to all attributes of the product specifications. The manufacturer is responsible for completing all product testing at the stated frequency listed on the specification.
7. All requested specification changes and variances are to be submitted in writing to Friday's. Manufacturer must have written approval from Friday's before proceeding with a specification change or variance.
8. All products shall undergo complete organoleptic evaluation by the manufacturer's QA and/or operations personnel as defined by the parameters of the written specifications and frequency agreed upon by Licensee and Friday's. The vendor must have equivalent cooking equipment on-site to test prepared foods against the finished product standards. Friday's maintains absolute discretion to approve the acceptability of the vendor's cooking equipment.
9. The manufacturer must perform end-point shelf life validation studies on the initial production run for each new product. The shelf life validation studies must entail both microbiological and organoleptic attributes. Manufacturers are generally expected to have shelf life histories on existing products.
10. All manufacturers must send finished product to Friday's or Friday's third party laboratory as scheduled by Friday's.
11. The specifications are guidelines for the performance of product. It is critical that product meet Friday's performance, flavor and appearance requirements in the opinion of Friday's. Variance to this requirement is a critical defect and grounds for product rejection, increased inspection by Friday's or possible probation or dismissal as a Licensee for Friday's.

B-64

EXHIBIT K

LICENSEE'S INTELLECTUAL PROPERTY CREATED PRIOR TO THE EFFECTIVE DATE

[to be provided by Licensee, if any]

B-65

Appendix C

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholders

Artisan Beverages, Inc.

2140 South Dupont Highway, Camden, DE 19934

Report on the Audit of the Financial Statements

Opinion

We have audited the accompanying financial statements of Artisan Beverages, Inc. (the "Company"), which comprise the balance sheet as of October 31, 2024, and the related statements of operations, stockholders’ deficit, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of October 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America (GAAP).

Basis for Opinion

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

C-1

Going Concern

As described in Note 2 to the financial statements, the Company has incurred recurring losses from operations and has a working capital deficit of $190,452 as of October 31, 2024. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans regarding these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved especially challenging, subjective, or complex auditor judgment. The communication of critical audit matters does not alter in any way our opinion on the financial statements taken as a whole, and we are not providing separate opinions on these critical audit matters.

1.	Going Concern Assessment
	o	The Company has significant accumulated losses and a working capital deficit, which necessitated additional audit procedures to assess management's ability to continue operations.
o

Our audit procedures included evaluating management’s plans to secure additional financing, assessing the reasonableness of forecasts, and reviewing subsequent events for indications of additional funding sources.

2.	Related Party Transactions
	o	The Company has received financing from its president and an unrelated third party, which required detailed analysis of loan terms and disclosures.
	o	We examined supporting documentation, including loan agreements and board approvals, and assessed the adequacy of related party transaction disclosures in the financial statements.

C-2

Responsibilities of Management and Those Charged with Governance

Management is responsible for the preparation and fair presentation of the financial statements in accordance with GAAP and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In performing our audit, we considered the Company’s internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion.

The Board of Directors is responsible for overseeing the Company’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with PCAOB standards will always detect a material misstatement when it exists.

Misstatements can arise from fraud or error and are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable investor relying on the financial statements.

Report on Other Legal and Regulatory Requirements

We have served as Artisan Beverages, Inc.’s auditor since 2024.

Faiza Mehmood
FM Financial Services LLC 77 Sugar Creek Blvd Sugar Land, TX 77478 January 29th, 2024

Registered with the Public Company Accounting Oversight Board (PCAOB)

C-3

Artisan Beverages, Inc.
Audited Balance Sheets

	As of	As of
	October 31, 2024	October 31, 2023
ASSETS
Current Assets
Cash	$-	$-
Total Current Assets	-	-
Total Assets	$-	$-
LIABILITIES & STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts Payable	$134,000	$32,000
Loans Payable	42,000	-
Loan Payable - Related Party	14,452	2,130
Total Current Liabilities	190,452	34,130
Commitments and Contingencies
Stockholders' Deficit
Common stock, $0.001 par value, 100 shares authorized; 100 shares issued and outstanding as of October 31, 2024 and 2023	$0	$0
Additional Paid-In Capital	-	-
Accumulated deficit	(190,452)	(34,130)
Total Stockholders' Deficit	(190,452)	(34,130)
Total Liabilities &
Stockholders' Deficit	$-	$-

The Accompanying Notes are an Integral Part of These Financial Statements

C-4

Artisan Beverages, Inc.
Audited Statements of Operations

	Year ended	Year ended
	October 31, 2024	October 31, 2023

Revenues	$-	$-
Expenses
General & Administrative	152	-
Management Fees	96,000	32,000
Professional Fees	60,171	2,130
Total Expenses	156,322	34,130
Net Operating (Loss)	(156,322)	(34,130)

Net (Loss)	$(156,322)	$(34,130)
Net Loss Per Basic and Diluted share	$-	$-
Weighted average number of Common Shares outstanding	-	-

The Accompanying Notes are an Integral Part of These Financial Statements

C-5

Artisan Beverages, Inc.
Audited Statements of Changes in Stockholders' Deficit
For the years ended October 31, 2024 and 2023

	Common Stock	Common Stock Amount	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders' Deficit
Balance, June 5, 2023	100	$-	$-	$-	$-
Net loss, October 31, 2023				(34,130)	(34,130)
Balance, October 31, 2023	100	$-	$-	(34,130)	$(34,130)
Net loss, October 31, 2024				(156,322)	(156,322)
Balance, October 31, 2024	100	$-	$-	(190,452)	$(190,452)

The Accompanying Notes are an Integral Part of These Financial Statements

C-6

Artisan Beverages, Inc.
Audited Statements of Cash Flows

	Year ended October 31, 2024	Year ended October 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	$(156,322)	$(34,130)
Adjustments to reconcile net loss to net cash provided by operating activities:

Changes in operating assets and liabilities:
Accounts Payable	102,000	32,000
Net cash (used in) operating activities	(54,322)	(2,130)

CASH FLOWS FROM INVESTING ACTIVITIES

CASH FLOWS FROM FINANCING ACTIVITIES
Loan Payable	42,000	-
Loan Payable - Related Party	12,322	2,130
Net cash provided by financing activities	54,322	2,130
Net change in cash	-	-

Cash at beginning of period	-	-
Cash at end of period	$-	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during year for :
Interest	$-	$-
Income Taxes	$-	$-

The Accompanying Notes are an Integral Part of These Financial Statements

C-7

Artisan Beverages, Inc.

Notes to Financial Statements

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Artisan Beverages, Inc. was incorporated under the laws of the State of Delaware on June 5, 2023. Artisan Beverages is a U.S.-based alcoholic beverage company that specializes in producing ready-to-drink cocktails. The company holds the exclusive license to manufacture TGI Fridays-branded beverages across the Western Hemisphere. Additionally, Artisan owns the Tipsy Tails brand, which features a variety of canned cocktails. The company is set to initiate production in the eastern United States and Mexico, with plans for future expansion into Central America.

The Company is in the development stage and has commenced limited operations.

NOTE 2. GOING CONCERN

The accompanying financial statements are presented on a going concern basis. The Company has had limited operations during the period from June 5, 2023 (date of inception) to October 31, 2024 and generated an accumulated deficit of $190,452. This condition raises substantial doubt about the Company’s ability to continue as a going concern. The Company is currently in the development stage with minimal operations and expenses, the Company has no current cash to cover the expenses they will incur during the next twelve months in a limited operations scenario or until it raises additional funding. The Company is dependent upon loans from its president and unrelated parties for operating capital. As of October 31, 2024, the Company had a working capital deficit of $190,452 and $0 cash, compared to a working capital deficit of $34,130 and cash of

$0 as of October 31, 2023.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected an October 31, year-end.

Basic Earnings (loss) Per Share

ASC No. 260, “Earnings Per Share”, specifies the computation, presentation, and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. Basic net earnings (loss) per share amounts is computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding. Diluted earnings (loss) per share are the same as basic earnings (loss) per share due to the lack of dilutive items in the Company.

Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

C-8

Artisan Beverages, Inc.

Notes to Financial Statements

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amount of cash, account payable, loans payable – related parties approximate their estimated fair value due to the short-term maturities of these financial instruments.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred income taxes. Deferred income taxes are recognized for temporary differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future. Deferred income taxes are also recognized for net operating loss carryforwards that are available to offset future taxable income and research and development credits.

Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

ASC 740, clarifies the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits of the position. Income tax positions must meet a more- likely-than-not recognition threshold to be recognized. ASC 740 also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. We have determined that the Company does not have uncertain tax positions on its tax returns for the years 2023 and prior. Based on evaluation of the 2022 transactions and events, the Company does not have any material uncertain tax positions that require measurement. Because the Company had a full valuation allowance on its deferred tax assets as of the years ended October 31, 2024 and 2023, the Company has not recognized any tax benefits since inception.

Our policy is to recognize interest and/or penalties related to income tax matters in income tax expense. We had no accrual for interest or penalties on our balance sheets at October 31, 2024 or 2023, and have not recognized interest and/or penalties in the statement of operations for the years ended October 31, 2024 or 2023.

Revenue

The Company records revenue on an accrual basis when all goods and services have been performed and delivered, the amounts are readily determinable, and collection is reasonably assured. The Company has not generated any revenue since its inception.

Advertising

The Company will expense its advertising when incurred. There has been no advertising since inception.

C-9

Artisan Beverages, Inc.

Notes to Financial Statements

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation

The Company will account for equity awards issued to employees and non-employees for services rendered in accordance with the provisions of ASC 718, “Compensation – Stock Compensation”. These transactions are accounted for based on the grant date fair value of the equity award issued. A resulting compensations expense is recorded over the requisite service period, which is typically the vesting period.

NOTE 4. RECENT ACCOUNTING PRONOUCEMENTS

The Company has evaluated all the recent accounting pronouncements through the date the financial statements were issued and believes that none of them will have a material effect on the Company’s financial statements.

NOTE 5. RELATED PARTY TRANSACTIONS

As of October 31, 2024 and 2023, $14,452 and $2,130 was owed to Brian Johnson, current president and sole director of the Company from funds loaned by him to the Company and is non-interest bearing with no specific repayment terms.

As of October 31, 2024, $42,000 was owed to an unrelated party of the Company from funds loaned by them to the Company and is non-interest bearing with no specific repayment terms.

The sole officer and director of the Company may, in the future, become involved in other business opportunities as they become available, he may face a conflict in selecting between the Company and his other business opportunities. The Company has not formulated a policy for the resolution on such conflicts.

NOTE 6. STOCKHOLDERS’ DEFICIT

The stockholders’ deficit section of the Company contains the following classes of capital stock as of October 31, 2024 and October 31, 2023:

Common stock, $ 0.001 par value: 100 shares authorized; 0 shares issued and outstanding.

NOTE 7. INCOME TAXES AND NET OPERATING LOSSES

Income Taxes

a)

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended October 31, 2024 and 2023.

C-10

Artisan Beverages, Inc.

Notes to Financial Statements

NOTE 7. INCOME TAXES AND NET OPERATING LOSSES (Continued)

	2024	2023

Net (loss) before income taxes	$(156,322)	$(34,130)
Adjusted net loss for tax purposes	(156,322)	(34,130)
Statutory rate	21%	21%
	(32,828)	(7,167)
Valuation allowance	32,828	7,167
Provision for income taxes	$-	$-

b)	Deferred Income Tax Assets

Deferred taxes are provided on a liability method, whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

c)	Cumulative Non-Capital Losses

At October 31, 2024, the Company had net operating loss carryforwards of approximately $190,452 that may be offset against future taxable income for the year 2024 through 2044. No tax benefit from continuing or discontinued operations have been reported in the October 31, 2024 consolidated financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to change in ownership provisions of the Tax Reform Act of 1986, net operation loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

The Company had no accruals for interest and tax penalties at October 31, 2024 and 2023.

The Company does not expect the amount of unrecognized tax benefits to materially change within the next twelve months.

The Company is required to file income tax returns in the U.S. and the state of Delaware.

NOTE 8. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to the date these financial statements have been issued to assess the need for potential recognition or disclosure in this report. Such events were evaluated through the date these financial statements were available to be issued. Based upon this evaluation, it was determined that no subsequent events occurred that require recognition or disclosure in the financial statements.

C-11

Appendix D

NFiniTi inc.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

as of October 31, 2024

Unaudited

							Pro Forma
	Historical		Historical		Pro Forma		Condensed
	NFiniTi inc.		Artisan		Adjustments	Note	Combined
ASSETS

Current Assets
Cash	$		$				$-
Total Assets	$		$				$-

LIABILITIES & STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts Payable		$8,571		$134,000			$142,571
Loans Payable - Other		$643		$42,000			$42,643
Loans Payable - Shareholders		$140,482		$14,452			$154,934
Loan Payable - Related Party		$6,744					$6,744

Total Current Liabilities		$156,439		$190,452			$346,891

Commitments and Contingencies

Stockholders' Deficit

Common stock, $0.001 par value		$120,000		0		(a), (b)	$120,000
Additional Paid-In Capital		$(60,000)		$0			$(250,452)
Accumulated deficit		$(216,439)					$(216,439)

Total Stockholders' Deficit							$(346,891)
Total Liabilities & Stockholders' Deficit							$-

The Accompanying Notes are an Integral Part of These Financial Statements

a.	Common stock, $0.001 par value, 450,000,000 shares authorized; 120,000,000 shares issued and outstanding as of October 31, 2024
b.	Common stock, $0.001 par value, 100 shares authorized; 100 shares issued and outstanding as of October 31, 2024

D-1

NFiniTi inc.

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

as of October 31, 2024

Unaudited

				Pro Forma
	Historical	Historical	Pro Forma	Condensed
	NFiniTi inc.	Artisan	Adjustment	Combined

Revenues	$	$		$-

Expenses
General & Administrative		$152		$152
Management Fees	$	$96,000		$96,000
Professional Fees	$22,413	$60,171		$82,584

Total Expenses	$22,413	$156,322		$178,735

Net Operating (Loss)	$(22,413)	$(17,663)		$(40,076)

Net (Loss)	$(22,413)	$(17,663)		$(40,076)

Net Loss Per Basic and
Diluted share

Weighted average number of Common Shares outstanding	120,000,000	100

The Accompanying Notes are an Integral Part of These Financial Statements

D-2

NFINITI INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AS OF OCTOBER 31, 2024

(Unaudited)

NOTE 1 – BACKGROUND

On January 31, 2025, NFiniTi inc. or the Company or NFTN completed the Share Exchange Agreement with ARTISAN Beverages Inc. or ARTISAN (the “Share Exchange”) for its 100% equity interest.

The consideration of the Share Exchange totaled approximately XXXXXXXXXXX shares of the Company’s common stock, at the price of $XXX equal to $XXXXXXXX

NOTE 2 – BASIS OF PRESENTATION

Because NFTN is a shell company, ARTISAN will comprise the ongoing operations of the combined entity and its senior management will serve as the senior management of the combined entity, ARTISAN is deemed to be the accounting acquirer for accounting purposes. The transaction will be treated as a recapitalization of NFTN. Accordingly, the consolidated assets, liabilities and results of operations of NFTN will become the historical financial statements of NFTN, and ARTISAN's assets, liabilities and results of operations will be consolidated with NFTN beginning on the acquisition date. These pro forma financial statements are presented as a continuation of NFTN.

The pro forma balance sheet as of October 31, 2024 is based on the historical financial statements of NFTN after giving effect to ARTISAN’s acquisition of NFTN as a reverse merger using the acquisition method of accounting and applying the assumptions and adjustments described in the notes to the pro forma financial statements as if such acquisition had occurred as of October 31, 2024 for the balance sheet for pro forma financial statements purposes.

The pro forma financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with NFTN’s historical financial statements included elsewhere on Form 10-Q for the quarter ended October 31, 2024 with SEC herewith.

The pro forma financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on October 31, 2024, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

These pro forma financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between NFTN and ARTISAN since such amounts, if any, are not presently determinable.

NOTE 3 – PRO FORMA ADJUSTMENTS

The pro forma financial statements have been prepared as if the acquisition was completed on October 31, 2024 for combined balance sheet purpose and reflects the following pro forma adjustment(s):

(a) To eliminate the accumulated deficits of NFTN incurred before the merger transaction to reflect the recapitalization of NFTN

Dr. Additional paid-in capital

Cr. Accumulated losses

To reflect the issuance of 10,000,000 shares of common stock of NFTN for the acquisition of 100% of Artisan outstanding capital stock

Dr. Additional paid-in capital

Cr. Common stock

D-3